     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2005



                                               SECURITIES ACT FILE NO.

                                       INVESTMENT COMPANY ACT FILE NO. 811-21595
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                    FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] PRE-EFFECTIVE AMENDMENT NO.

[ ] POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

[x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[x] AMENDMENT NO. 4

                              -------------------

                                 COHEN & STEERS
                       WORLDWIDE REALTY INCOME FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              -------------------

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

                                ROBERT H. STEERS
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                WITH COPIES TO:


                              SARAH E. COGAN, ESQ.
                         SIMPSON THACHER & BARTLETT LLP
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 455-2000


                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

                              -------------------


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                               PROPOSED           PROPOSED
                                                               MAXIMUM             MAXIMUM
           TITLE OF SECURITIES               AMOUNT BEING   OFFERING PRICE        AGGREGATE            AMOUNT OF
             BEING REGISTERED                REGISTERED(1)   PER SHARE(1)     OFFERING PRICE(1)   REGISTRATION FEE(1)
Series [  ] Preferred Shares, par value
  $.001...................................      40 Shares      $25,000          $1,000,000             $117.70


(1) Estimated solely for the purpose of calculating the registration fee.


                              -------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

________________________________________________________________________________

       The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


PRELIMINARY PROSPECTUS       Subject to Completion                March 24, 2005

--------------------------------------------------------------------------------

                                                       [COHEN & STEERS
                                              WORLDWIDE REALTY INCOME FUND LOGO]


$
Cohen & Steers
Worldwide Realty Income Fund, Inc.
      SHARES, SERIES
AUCTION RATE PREFERRED SHARES (PREFERRED SHARES)
LIQUIDATION PREFERENCE $25,000 PER SHARE

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES. Cohen & Steers Worldwide Realty Income Fund, Inc. (the 'Fund') is a recently organized, non-diversified, closed-end management investment company.


*  Our primary investment objective is high current income; and
*  Our secondary objective is capital appreciation.


PORTFOLIO CONTENTS. Under normal market conditions, the Fund invests at least 80% of its managed assets in a portfolio of income-producing global real estate equity securities ('Real Estate Equity Securities'). The Fund allocates approximately 70% of the Fund's managed assets to common stocks issued by real estate companies (approximately 75% of which are companies located in Asia, Europe and Canada and approximately 25% of which are U.S. companies) and approximately 30% of the Fund's managed assets to preferred and other fixed income securities of U.S. and non-U.S. companies. Real Estate Equity Securities include common stocks, preferred stocks and other equity securities issued by global real estate companies, such as real estate investment trusts ('REITs') or REIT-like structures. Managed assets equal the net asset value of the Common Shares as defined on page 1 of this prospectus plus the liquidation preference of any preferred stock (including the Preferred Shares) and the principal amount of any Borrowings (as defined on the following page). Under normal market conditions, the Fund invests in Real Estate Equity Securities primarily in developed countries, but may invest up to 15% of its managed assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Fund expects to have investments in at least three countries, including the United States.



In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities issued by any type of company, other than global real estate companies. The Fund may also invest up to 30% of its managed assets in securities that are rated below investment grade or that are unrated but judged to be below investment grade by Cohen & Steers Capital Management, Inc. (the 'Investment Manager') or the Fund's subadvisor, Houlihan Rovers S.A. (the 'Subadvisor'), as applicable. These below investment grade securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. There can be no assurance that the Fund will achieve its investment objectives. See 'Investment objectives and policies' and 'Principal risks of the Fund.'

                                                   (continued on following page)


BEFORE BUYING ANY PREFERRED SHARES YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN 'PRINCIPAL RISKS OF THE FUND'
BEGINNING ON PAGE   OF THIS PROSPECTUS. CERTAIN OF THESE RISKS ARE SUMMARIZED IN
'PROSPECTUS SUMMARY -- PRINCIPAL RISKS OF THE FUND' BEGINNING ON PAGE   .


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         PRICE TO PUBLIC         SALES LOAD          PROCEEDS TO FUND
---------------------------------------------------------------------------------------------------------------------
Per Share                                                        $25,000               $250                   $24,750
---------------------------------------------------------------------------------------------------------------------
Total                                                            $                                            $
---------------------------------------------------------------------------------------------------------------------





The underwriters expect to deliver the Preferred Shares to purchasers on or
about         , 2005.




                              -------------------

--------------------------------------------------------------------------------

(continued from previous page)


Investors in the Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's Common Shares as to dividends and distribution of assets as described in this prospectus. See 'Description of Preferred Shares.'
The dividend rate for the initial dividend period will be    % for the Preferred
Shares. The initial dividend period is from the date of issuance through
           , 2005 for the Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auction, usually held
every   days. Prospective purchasers should note: (1) a buy order (called a 'bid order') or sell order is a commitment to buy or sell the Preferred Shares based on the results of an auction and (2) purchases and sales will be settled on the next business day after the auction. Investors may only buy or sell the Preferred Shares through an order placed at an auction or with or through a broker-dealer in accordance with the procedures specified in this prospectus. Broker-dealers are not required to maintain a secondary market in the Preferred Shares, and a secondary market may not provide you with liquidity. The Fund may redeem the Preferred Shares as described under 'Description of Preferred
Shares -- Redemption.'



The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



The Preferred Shares will be senior to the Fund's outstanding Common Shares. The Preferred Shares are not listed on an exchange. The Fund's Common Shares are traded on the New York Stock Exchange (the 'NYSE') under the symbol 'RWF.' It is a condition of closing this offering that the Preferred Shares be offered with the highest credit quality rating from at least two of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ('S&P'), Moody's Investors Service, Inc. ('Moody's') and Fitch Ratings ('Fitch').


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.


This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus carefully before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated          , 2005 (the 'SAI'), as supplemented from time to
time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page of this prospectus. You may request a free copy of the SAI by calling
(800) 437-9912. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission website (http://www.sec.gov).


Through and including           , 2005 (25 days after the date of this
prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------
                                                                               I

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Prospectus summary.....................    1

Financial highlights...................   18

The Fund...............................   20

Use of proceeds........................   20

Capitalization.........................   21

Investment objectives and policies.....   21

Use of leverage........................   30

Principal risks of the Fund............   31

Additional risk considerations.........   43

How the Fund manages risk..............   45

Management of the Fund.................   46

Description of Preferred Shares........   49

The auction............................   56

Description of Common Shares...........   60

Certain provisions of the Charter and
  By-Laws..............................   60

Conversion to open-end fund............   61

Repurchase of Common Shares............   62

Taxation...............................   62

Underwriting...........................   65

Custodian, auction agent, transfer
  agent, dividend disbursing agent and
  registrar............................   66

Legal opinions.........................   66

Independent registered public
  accounting firm......................   66

Further information....................   66

Table of contents for the Statement of
  Additional Information...............   67


--------------------------------------------------------------------------------
II

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus summary


This is only a summary. This summary may not contain all of the information that you should consider before investing in our Preferred Shares. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth under the heading 'Principal risks of the Fund.'


THE FUND


Cohen & Steers Worldwide Realty Income Fund, Inc. is a recently organized, non-diversified, closed-end management investment company. Throughout this prospectus, we refer to Cohen & Steers Worldwide Realty Income Fund, Inc. simply as the 'Fund' or as 'we,' 'us' or 'our.' See 'The Fund.' The Fund was organized as a Maryland corporation on June 16, 2004 and is registered under the Investment Company Act of 1940, as amended (the '1940 Act'). The Fund commenced
investment operations on March   , 2005, upon the closing of its initial public
offering of           of its common shares, par value $.001 per share ('Common
Shares'). As of            , 2005, the Fund had           Common Shares
outstanding and net assets of $            . The Fund's principal office is
located at 757 Third Avenue, New York, New York 10017, and its telephone number is (212) 832-3232.


THE OFFERING


We are offering      Series    of preferred shares, par value $.001 per share
('Preferred Shares') at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date we first issue the Preferred Shares. The Preferred Shares are offered through a group of underwriters led by
             .



The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. In general, except as described under ' -- Dividends and Dividend Periods' below and 'Description of Preferred Shares -- Dividends and Dividend
Periods,' the dividend period for the Preferred Shares will be   days. The
auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that rate period. See 'The auction.'



The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell the Preferred Shares in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.



Generally, investors in the Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company ('DTC') or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of the Preferred Shares.



RATINGS



The Fund will issue the Preferred Shares only if such shares have received the highest credit quality rating from at least two of S&P, Moody's or Fitch. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to the market price or suitability for a particular investor. The ratings described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See 'Description of Preferred Shares -- Rating Agency Guidelines.'

USE OF PROCEEDS



The net proceeds of this offering will be invested in accordance with the policies set forth under 'Investment objectives and policies.' We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within three to six months of the completion of this offering. Pending such investment, proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments.


INVESTMENT OBJECTIVES AND POLICIES

Our primary investment objective is high current income. Capital appreciation is our secondary objective. Our investment objectives and certain investment policies are considered fundamental and may not be changed without stockholder approval. See 'Investment objectives and policies.'


Under normal market conditions, the Fund invests at least 80% of its managed assets in Real Estate Equity Securities. The Fund allocates approximately 70% of the Fund's managed assets to common stocks issued by real estate companies (approximately 75% of which are companies located in Asia, Europe and Canada and approximately 25% of which are U.S. companies) and approximately 30% of the Fund's managed assets to preferred and other fixed income securities of U.S. and non-U.S. companies. Real Estate Equity Securities include common stocks, preferred stocks and other equity securities issued by global real estate companies, such as REITs or REIT-like structures. Under normal market conditions, the Fund invests in Real Estate Equity Securities primarily in developed countries, but may invest up to 15% of its managed assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Fund expects to have investments in at least three countries, including the United States.


The Fund will invest primarily in securities with small, medium or large market capitalizations, and there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.

Under normal market conditions, the Fund may also invest up to 20% of its managed assets in preferred securities and other fixed income securities issued by any type of company, other than global real estate companies, and up to 30% of its managed assets in securities that are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager. These below investment grade securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. See 'Principal risks of the Fund -- Credit Risk and Lower-Rated Securities Risk.'

INVESTMENT STRATEGIES


In making investment decisions with respect to common stocks and other Real Estate Equity Securities, including securities of REITs, the Investment Manager and the Subadvisor, rely on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return, through a combination of dividend income and capital appreciation. The Investment Manager and Subadvisor each review a company's potential for success in light of the company's industry and sector position, and economic and market conditions. The Investment Manager and Subadvisor each evaluate a number of company-specific factors, including quality of management, financial condition, corporate governance, business plan and cash flow and dividend growth potential. The Investment Manager and Subadvisor each evaluate a security's valuation on one or more of the following criteria: price/cash flow multiple, discounted cash flow, price/net asset value and dividend yield.


In making investment decisions with respect to preferred securities and other fixed income securities, the Investment Manager and Subadvisor each seek to select securities it views as undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager and Subadvisor each evaluate the fundamental characteristics of an issuer, including an issuer's creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager and Subadvisor each consider not only fundamental analysis, but also an issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager and Subadvisor also take into account other factors, such as call and other structural features, event risk, the likely directions of interest rates and relative value versus other income security classes, among others.


SECURITIES ISSUED BY REAL ESTATE COMPANIES

The Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate. A common type of real estate company, a REIT, is a domestic company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to stockholders provided they distribute to their stockholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the 'Code'). As a result, REITs generally pay relatively higher dividends (as compared to other types of companies), and the Fund intends to use these REIT dividends in an effort to meet its objective of high current income. Dividends paid by REITs will not be eligible for the dividends received deduction (the 'DRD') under Section 243 of the Code and are generally not considered 'qualified dividend income' eligible for reduced rates of taxation. The DRD generally allows corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008.

Global real estate companies outside the United States include, but are not limited to, companies with similar characteristics to the REIT structure in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

PREFERRED SECURITIES

The Fund may invest in preferred securities issued by real estate companies, including REITs, and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Preferred securities pay fixed or floating dividends to investors and have 'preference' over common stock in the payment of dividends and in the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The hybrid and REIT preferred securities in which the Fund intends to invest (generally referred to in this prospectus as taxable preferred securities) do not qualify for the DRD and are not expected to provide significant benefits under the rules relating to qualified dividend income. As a result, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income. Distributions received from the Fund attributable to traditional preferred securities, other than those issued by REITs, generally would qualify for the DRD as to any corporate stockholder and generally would qualify to be taxed at long-term capital gains rates as to any individual stockholder.

LOWER RATED SECURITIES

The Fund may invest up to 30% of its managed assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Investment Manager or Subadvisor, as applicable. These below investment grade quality securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.

DEBT SECURITIES

The Fund may invest in debt securities issued by real estate companies, including REITs, and other types of issuers. The Fund's investments in debt securities may include investments in convertible debt securities, convertible preferred securities, corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities.



OTHER SECURITIES

The Fund may invest in securities of foreign issuers.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in foreign Real Estate Equity Securities. Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate and credit derivative transactions and short sales.


The Fund invests in Real Estate Equity Securities where dividend distributions are subject to withholding taxes as determined by U.S. tax treaties with respective individual foreign countries. Generally, dividends paid by the Real Estate Equity Securities in which the Fund intends to invest will not be considered qualified dividend income eligible for reduced rates of taxation.


The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly.

The Fund will generally not invest more than 10% of its managed assets in the securities of one issuer. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives.

There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager or Subadvisor, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

There can be no assurance that the Fund's investment objectives will be achieved. See 'Investment objectives and policies.'

USE OF LEVERAGE


The Fund may, but is not required to, use financial leverage for investment purposes. In addition to issuing the Preferred Shares, the Fund may issue additional series of preferred stock, borrow money or issue debt securities such as commercial paper or notes. Any such borrowings will have seniority over the Preferred Shares, and payments to holders of the Preferred Shares in liquidation or otherwise will be subject to the prior payment of any borrowings. Since the Investment Manager's fee is based upon a percentage of the

Fund's managed assets, which include assets attributable to any outstanding leverage, the investment management fee will be higher if the Fund is leveraged and the Investment Manager will have an incentive to be more aggressive and leverage the Fund. See 'Use of leverage.'



INTEREST RATE TRANSACTIONS



In order to seek to reduce the interest rate risk inherent in the Fund's capital structure and underlying investments, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counterparty') a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares and any other outstanding shares of preferred stock or any variable rate borrowing. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, this could negatively impact the Fund's ability to make dividend payments on the Preferred Shares and any other outstanding shares of preferred stock.



In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Preferred Shares. If the Fund fails to maintain the required asset coverage on the Preferred Shares and any other outstanding shares of preferred stock or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. We would not enter into interest rate swap or cap transactions having an aggregate notional amount that exceeded the outstanding amount of the Preferred Shares and any other outstanding shares of preferred stock. See 'How the Fund manages risk -- Interest Rate Transactions' for additional information.



RISKS OF INVESTING IN PREFERRED SHARES



LEVERAGE RISK



The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility of the net asset value of the Fund and the value of assets serving as asset coverage for the Preferred Shares.



INTEREST RATE RISK



The Preferred Shares pay dividends based on shorter-term interest rates. The Fund may invest the proceeds from the issuance of the Preferred Shares in Senior Loans which pay interest based upon rates that float with changes in interest rates, similar to short-term rates. The interest rates on Senior Loans are typically, although not always, higher than shorter-term interest rates of securities with a AAA/Aaa credit rating, which is the credit rating the Fund anticipates receiving from Moody's and Fitch on the Preferred Shares. Shorter-term rates, including the floating rates paid on the Fund's portfolio of Senior Loans, can be expected to fluctuate. If shorter-term interest rates rise, dividend rates on the Preferred Shares may also rise since the auction setting the dividends on Preferred Shares will compete for investors with other short-term instruments. This rise in dividends rates could result in the amount of dividends to be paid to holders of

Preferred Shares exceeding the income from the Senior Loans purchased by the Fund with the proceeds from the sale of the Preferred Shares. Similarly, the anticipated differential on the rate anticipated to be paid on the Preferred Shares and the Fund's portfolio of Senior Loans would decline or be eliminated if, in the future, the rating agencies lower the rating assigned to the Preferred Shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized.



AUCTION RISK



The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. A holder of the Preferred Shares therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its Preferred Shares in an auction. Also, if you place bid orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend periods for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of Preferred Shares, which could also affect the liquidity of your investment.



As noted above, if there are more auction rate securities offered for sale than there are buyers for those auction rate securities in any auction, the auction will fail and you may not be able to sell some or all of your auction rate securities at that time. The relative buying and selling interest of market participants in your auction rate securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.



SECONDARY MARKET RISK



If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your Preferred Shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has designated a special dividend period, changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. You may transfer Preferred Shares outside of auctions only to or through a Broker-Dealer that has entered into a Broker-Dealer Agreement, or other person as the Fund permits.



SECURITIES AND EXCHANGE COMMISSION INQUIRIES



The Underwriters have advised the Fund that they and certain broker-dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Those broker-dealers are cooperating and expect to continue to cooperate with the Securities and Exchange Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the Preferred Shares or the auctions.



RATINGS AND ASSET COVERAGE RISK



While it is expected that Moody's will assign a rating of Aaa to the Preferred Shares and Fitch will assign a rating of AAA to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or Fitch could downgrade its rating of the Preferred Shares or withdraw its rating of the Preferred Shares at any time, which may make your shares less liquid at an auction or in the secondary market and may materially and adversely affect the value of the Preferred Shares if sold outside an auction. If the Fund fails to satisfy the asset coverage ratios discussed under 'Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage,' the Fund will be required to redeem, at a time that is not favorable to the Fund or its shareholders, a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios.



RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS



Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes.


PRINCIPAL RISKS OF THE FUND




RISK IS INHERENT IN ALL INVESTING



Therefore, before investing in the Preferred Shares and the Fund you should consider certain risks carefully. The primary risks of investing in the Preferred Shares are:



* the Fund will not be permitted to declare dividends or other distributions with respect to your Preferred Shares or redeem your Preferred Shares unless the Fund meets certain asset coverage requirements required by the 1940 Act and the rating agencies;



* if you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has designated a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer your shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits;



* if an auction fails, you may not be able to sell some or all of your Preferred Shares;



* you may receive less than the price you paid for your Preferred Shares if you sell them outside of the auction, especially when market interest rates are rising;



* a rating agency could downgrade the rating assigned to the Preferred Shares, which could affect liquidity;



* the Fund may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;



* restrictions imposed by the 1940 Act and by rating agencies on the declaration and payment of dividends to the holders of the Fund's Common Shares and Preferred Shares and other outstanding shares of preferred stock might impair the Fund's ability to maintain its qualification as a regulated investment company for Federal income tax purposes;



* in certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the Preferred Shares;

* the Preferred Shares will be junior to any borrowings;



* any borrowings may constitute a substantial lien and burden on the Preferred Shares by reason of its priority claim against the income of the Fund and against the net assets of the Fund in liquidation;



* if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the Preferred Shares or purchase the Preferred Shares unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and interest on any such borrowing are not in default;



* the value of the Fund's investment portfolio may decline, reducing the asset coverage for the Preferred Shares; and



* if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio. See 'Principal risks of the Fund -- Risks of Investing in Preferred Shares.'



In addition, although the offering of the Preferred Shares is conditioned upon receipt of the highest credit quality rating from at least two of S&P, Moody's or Fitch for the Preferred Shares, there are additional risks related to the investment policies of and an investment in the Fund, such as:



LIMITED OPERATING HISTORY



As a recently organized entity, we have a limited operating history. See 'The Fund.'


INVESTMENT RISK

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

MARKET RISK


Your investment in Preferred Shares represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably.


SPECIAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

Since the Fund concentrates its assets in the global real estate industry, your investment in the Fund will be significantly impacted by the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

In addition, there are risks associated with particular sectors of real estate investments.

* Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

* Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

* Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

* Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

* Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

* Insurance Issues. Certain of the portfolio companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would as a result impact the Fund's investment performance.

* Credit Risk. Real estate companies may be highly leveraged and financial covenants may affect the ability of such companies to operate effectively.

* Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

* Smaller Companies. The Fund may invest in real estate securities of smaller companies which may entail additional risks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company. As of , 2005, the market capitalization of U.S. REITs ranged in size
  from approximately $  million to approximately $   billion.



* REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


FOREIGN SECURITIES RISKS

The Fund intends to invest a significant portion of its assets in non-U.S. issuers, or securities of issuers that are denominated in foreign currencies or multinational currency units ('Foreign Securities'), and although it is not the Fund's current intent, the Fund may invest up to 100% of its managed assets in Foreign Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are volatile. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities. The Fund may invest in Foreign Securities of issuers in so-called 'emerging markets' (or lesser developed countries). Investments in such securities are particularly speculative.

FOREIGN CURRENCY RISK


Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.


SPECIAL RISKS RELATED TO PREFERRED SECURITIES

There are special risks associated with investing in preferred securities, including:

* Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

* Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

* Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

* Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.

* Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

* Supply of Hybrid-Preferred Securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. The recently enacted legislation that reduced the Federal income tax rates on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.


* New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager or Subadvisor believe that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.


EMERGING MARKETS RISKS

The Fund may invest in Real Estate Equity Securities of issuers located or doing substantial business in 'emerging markets.' Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INTEREST RATE RISK


Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as REITs, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.


During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Because market interest rates are currently near their lowest levels in many years, there is a substantial risk that the Fund's portfolio will decline in value. See 'Principal risks of the Fund -- Interest Rate Risk.'

CREDIT RISK AND LOWER-RATED SECURITIES RISK


Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest up to 30% (measured at the time of investment) of its managed assets in securities that are rated below investment grade. A security will be considered to be investment grade if, at the time of the investment, such security has a rating of 'BBB' or higher by S&P, 'Baa' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency or, if unrated, such security is determined by the Investment Manager or Subadvisor, as applicable, to be of comparable quality. Lower-rated securities, or equivalent unrated securities, which are commonly known as 'junk bonds,' generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.


COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

OTHER INVESTMENT MANAGEMENT TECHNIQUES RISK

The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate transactions, options, futures, swaps and other derivatives transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements.

CONVERTIBLE SECURITIES RISK

Although to a lesser extent than with nonconvertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

COMMON STOCK RISK

While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer's common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

RESTRICTED AND ILLIQUID SECURITIES RISK

The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the 'Securities Act') or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.


While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities.




INTEREST RATE TRANSACTIONS RISK

The Fund may enter into a swap or cap transaction, to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See 'Principal risks of the Fund -- Interest Rate Transactions Risk.'



ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER RISK

We may engage in portfolio trading when considered appropriate. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. See 'Additional risk considerations -- Portfolio Turnover Risk.'

INFLATION RISK


Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Preferred Shares, if any, or interest payments on Borrowings may increase. See 'Additional risk considerations -- Inflation Risk.'


NON-DIVERSIFIED STATUS

Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. We intend to comply with the diversification requirements of the Code applicable to regulated investment companies. See 'Additional risk considerations -- Non-Diversified Status.' See also 'Taxation' in the SAI.

FINANCIAL SERVICES

Companies principally engaged in financial services are prominent issuers of preferred securities and, therefore, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector. A company is 'principally engaged' in financial services if it owns financial services-related assets that are responsible for at least 50% of its revenues. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. See 'Additional risk considerations -- Financial Services.'

ANTI-TAKEOVER PROVISIONS


Certain provisions of our Articles of Incorporation (which, as amended or supplemented from time to time, and together with the Fund's Articles Supplementary for the Preferred Shares, which establishes and fixes the rights and preferences of the Preferred Shares, is referred to as the 'Charter'), and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify our structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See 'Certain provisions of the Charter and By-Laws' and 'Additional risk considerations -- Anti-Takeover Provisions.'


MARKET DISRUPTION RISK

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

INVESTMENT MANAGER AND SUBADVISOR


Cohen & Steers Capital Management, Inc. is the Investment Manager of the Fund pursuant to an Investment Management Agreement. The Investment Manager was
formed in 1986, and as of            , 2005 had approximately $   billion in
assets under management. Its clients include pension plans, endowment funds and mutual funds, including some of the largest open-end and closed-end real estate funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc. 'CNS', a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.' The Investment Manager is responsible for the overall management of the Fund's portfolio, including the allocation of the portfolio among the various regions and countries. The Investment Manager is responsible for all investments in preferred and fixed income securities. The Investment Manager has specific responsibility for making investment decisions with respect to U.S. and Canadian securities. The Investment Manager also is responsible for the supervision and ongoing monitoring of the Subadvisor, and the Investment Manager may collaborate with the Subadvisor on certain investments. The Investment Manager's parent company, Cohen & Steers, Inc., owns 50% of the capital stock of the Subadvisor. The Subadvisor has specific responsibility for making portfolio investments with respect to European and Asian securities (including Australian securities), as well as collaborating with the Investment Manager on overall portfolio allocation. The Investment Manager also will have responsibility for providing administrative services and assisting the Fund with operational needs pursuant to an Administration Agreement. In accordance with the terms of the Administration Agreement, the Fund has entered into an agreement with State Street Bank and Trust Company ('State Street Bank') to perform certain administrative functions subject to the supervision of the Investment Manager (the 'Sub-Administration Agreement'). See 'Management of the
Fund -- Administration and Sub-Administration Agreement.'

FEES AND EXPENSES


The Fund pays and will continue to pay the Investment Manager a monthly fee computed at the annual rate of 0.95% of average daily managed assets (i.e., the net asset value of Common Shares plus the liquidation preference of any preferred stock and the principal amount of any Borrowings used for leverage). The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of 0.45% of average daily total managed assets for the first two years of the Fund's operations (through March 31, 2007), and in declining amounts for each of the two years thereafter (through March 31, 2009). See 'Management of the Fund -- Investment Manager.' When the Fund is utilizing leverage, the fees paid to the Investment Manager and Subadvisor for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which include the liquidation preference of preferred stock and the principal amount of outstanding Borrowings used for leverage. The Fund's investment management fees and other expenses are paid only by the Common Stockholders, and not by holders of the Preferred Shares. See 'Use of leverage.'







DIVIDENDS AND RATE PERIODS



The table below shows the dividend rate, the dividend payment date and the number of days for the initial rate period for the Preferred Shares offered in this prospectus. For subsequent rate periods, the Preferred Shares will pay
dividends based on a rate set at auctions normally held every   days. In most
instances, dividends are payable on the first business day following the end of the rate period. The rate set at auction will not exceed the applicable maximum rate.



The dividend payment date for special rate periods will be set out in the notice designating a special rate period. Dividends on the Preferred Shares will be cumulative from the date the Preferred Shares are first issued and will be paid out of legally available funds.



                                                      DIVIDEND
                                                       PAYMENT        NUMBER OF
                                       INITIAL        DATE FOR         DAYS OF
                                       DIVIDEND     INITIAL RATE     INITIAL RATE
                                         RATE          PERIOD           PERIOD
                                         ----          ------           ------
Series    Preferred Shares                   %



The Fund may, subject to certain conditions, designate special rate periods of
more than   days. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction for the Preferred Shares. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Fund also must have received confirmation from any two of Moody's, S&P and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the Preferred Shares and the lead broker-dealer designated by the Fund,
initially             , must not have objected to declaration of a special rate
period. See 'Description of Preferred Shares -- Dividends and Rate Periods', 'Description of Preferred Shares -- Dividends and Rate Periods -- Designation of Special Rate Periods' and 'The auction.'



SECONDARY MARKET TRADING



Broker-dealers may, but are not obligated to, maintain a secondary trading market in the Preferred Shares outside of auctions. There can be no assurance that a secondary market will provide owners with liquidity. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or other persons as the Fund permits.



ASSET MAINTENANCE



Under the Fund's Articles Supplementary for the Preferred Shares, which establishes and fixes the rights and preferences of the Preferred Shares, the Fund must maintain:

* asset coverage of the Preferred Shares as required by the rating agency or agencies rating the Preferred Shares; and



* asset coverage of at least 200% with respect to senior securities that are stock, including the Preferred Shares.



In the event that the Fund does not maintain or cure these coverage tests, some or all of the Preferred Shares will be subject to mandatory redemption. See 'Description of Preferred Shares -- Redemption.'



Based on the composition of the Fund's portfolio as of                 , the
asset coverage of the Preferred Shares as measured pursuant to the 1940 Act
would be approximately    % if the Fund were to issue all of the Preferred
Shares offered in this prospectus, representing approximately 35% of the Fund's managed assets.



REDEMPTION



The Fund does not expect to and ordinarily will not redeem the Preferred Shares. However, under the Articles Supplementary, it may be required to redeem the Preferred Shares in order, for example, to meet an asset coverage ratio or to correct a failure to meet a rating agency guideline in a timely manner. The Fund may also voluntarily redeem the Preferred Shares, without the consent of holders of the Preferred Shares, under certain conditions. See 'Description of Preferred Shares -- Redemption.'



LIQUIDATION PREFERENCE



The liquidation preference (that is, the amount the Fund must pay to holders of the Preferred Shares if the Fund is liquidated) for the Preferred Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.



VOTING RIGHTS



The 1940 Act requires that holders of the Preferred Shares, and the holders of any other series of preferred stock of the Fund, voting together as a separate class, have the right to:



* elect at least two directors at all times; and



* elect a majority of the directors if at any time the Fund fails to pay dividends on the Preferred Shares, or any other series of preferred stock of the Fund, for two full years and will continue to be so represented until all dividends in arrears have been paid or otherwise provided for.



The holders of the Preferred Shares, and the holders of any other series of preferred stock of the Fund, will vote as a separate class or series on other matters as required under the Fund's Charter, the 1940 Act and Maryland law. On all other matters, holders of the Preferred Shares will vote together with the holders of Common Shares and each share of any other series of preferred stock of the Fund. Each Common Share, each share of the Preferred Shares, and each share of any other series of preferred stock of the Fund is entitled to one vote per share.



TAXATION



The distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for Federal income tax purposes. Except in the case of distributions of qualified dividend income and net capital gains, such dividends generally will be taxable as ordinary income to holders. Provided that holding period and other requirements are met by both the Fund and the holder receiving distributions from the Fund, a portion of each year's distributions may be eligible for the DRD and the lower tax rates that apply to qualified dividend income. The DRD generally allows corporations to deduct from their income 70% of dividends received from domestic corporations. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received income, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, among its Common Shares and the Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. Certain dividends and other distributions received from sources outside of the United States may be subject to withholding taxes imposed by other countries. In the event that more than 50% of the value of the managed assets of the Fund at the close of the taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to pass through to its stockholders a credit or deduction for foreign taxes paid by it. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income. Also, dividend income that the Fund receives from REITs will generally not be treated as qualified dividend income. Dividends paid by REITs are generally not considered qualified dividend income eligible for reduced rates of taxation. See 'Taxation.'


CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR


State Street Bank and Trust Company will act as custodian, and The Bank of New York will act as transfer agent, dividend disbursing agent and registrar for the Fund. See 'Custodian, auction agent, transfer agent, dividend disbursing agent and registrar.'

--------------------------------------------------------------------------------

Financial Highlights (unaudited)



Information contained in the table below under the headings 'Per Share Operating Performance' and 'Ratios/Supplemental Data' shows the unaudited operating performance of the Fund from the commencement of the Fund's investment
operations on         , 2005 through       , 2005. Because the Fund was recently
organized and commenced investment operations on         , 2005, the table
covers only     months of operations.



The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the Fund's
Unaudited Financial Statements included in the SAI dated             , 2005. The
table should be read in conjunction with the Unaudited Financial Statements and notes thereto.



                                                           FOR THE PERIOD
                                                                , 2005(A)
                                                                  THROUGH
                                                                   , 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period.......  $
                                                              -----------
Income from investment operations:
   Net investment income....................................
   Net realized and unrealized loss on investments..........
       Total income/(loss) from investment operations.......
Less dividends and distributions to preferred shareholders
 from:
   Net investment income....................................
       Total from investment operations applicable to common
       shares...............................................
Less: Offering costs charged to paid-in capital -- common
 shares.....................................................
   Offering costs charged to paid-in capital -- preferred
     shares.................................................
   Anti-dilutive effect of common share offering............
       Total offering and organization costs................
Less: Dividends and distributions to common shareholders
 from:
   Net investment income....................................
Net decrease in net asset value.............................
Net asset value, per common share, end of period............  $
                                                              -----------
                                                              -----------
Market value, per common share, end of period...............  $
                                                              -----------
                                                              -----------
Net asset value total returnc...............................              (d)
                                                              -----------
                                                              -----------
Market value returnc........................................              (d)
                                                              -----------
                                                              -----------



(a)  Commencement of operations.



(b)  Calculation based on average shares outstanding.



(c) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions that would have been paid by investors. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.



(d)  Not annualized.


--------------------------------------------------------------------------------
 18

FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD
                                                             , 2005(A)
                                                               THROUGH
                                                                , 2005
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period (in
 millions)..................................................  $
                                                              --------
                                                              --------
Ratio of expenses to average daily net assets applicable to
 common shares (before expense reduction) (b)...............       (c)
                                                              --------
                                                              --------
Ratio of expenses to average daily net assets applicable to
 common shares (net of expense reduction) (b)...............       (c)
                                                              --------
                                                              --------
Ratio of net investment income to average daily net assets
 applicable to common shares (before expense
 reduction) (b).............................................       (c)
                                                              --------
                                                              --------
Ratio of net investment income to average daily net assets
 applicable to common shares (net of expense
 reduction) (b).............................................       (c)
                                                              --------
                                                              --------
Ratio of expenses to average daily managed assets (before
 expense reduction) (b,e)...................................       (c)
                                                              --------
                                                              --------
Ratio of expenses to average daily managed assets (net of
 expense reduction) (b,e)...................................       (c)
                                                              --------
                                                              --------
Portfolio turnover rate.....................................       (d)
                                                              --------
                                                              --------
PREFERRED SHARES:
Liquidation value, end of period (in 000's).................  $
                                                              --------
                                                              --------
Total shares outstanding (in 000's).........................
                                                              --------
                                                              --------
Asset coverage per share....................................  $
                                                              --------
                                                              --------
Liquidation preference per share............................  $
                                                              --------
                                                              --------
Average market value per share (f)..........................  $
                                                              --------
                                                              --------



(a)  Commencement of operations.



(b)  Ratios do not reflect dividend payments to preferred shareholders.



(c)  Annualized.



(d)  Not annualized.



(e) Average daily managed assets represents net assets applicable to common shares plus liquidation of preferred stock.



(f)  Based on weekly prices.


--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------

THE FUND


Cohen & Steers Worldwide Realty Income Fund, Inc. is a recently organized, non-diversified, closed-end management investment company. We were organized as a Maryland corporation on June 16, 2004 and are registered as an investment
company under the 1940 Act. The Fund issued an aggregate of           Common
Shares, par value $.001 per share in an initial public offering and commenced
its operations with the closing of the initial public offering on         ,
2005. On      , 2005, the Fund issued         additional Common Shares, in
connection with a partial exercise by the underwriters of the overallotment option. The Fund's Common Shares are traded on the NYSE under the symbol 'RWF.'



    The following provides information about the Fund's outstanding shares as of , 2005:



                                                               AMOUNT HELD
                                                  AMOUNT     BY THE FUND OR     AMOUNT
                TITLE OF CLASS                  AUTHORIZED   FOR ITS ACCOUNT  OUTSTANDING
                --------------                  ----------   ---------------  -----------
Common Shares.................................                      0
Preferred Shares..............................
    Series          ..........................                      0


Our principal office is located at 757 Third Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

USE OF PROCEEDS


We estimate the net proceeds of this offering of the Preferred Shares, after
payment of the sales load and offering costs to be $            . The net
proceeds of this offering, together with the proceeds from our initial public offering, will be invested in accordance with the policies set forth under 'Investment objectives and policies.'



We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within three to six months of the completion of this offering. Pending such investments, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See 'Investment objectives and policies.'


--------------------------------------------------------------------------------
 20

--------------------------------------------------------------------------------

CAPITALIZATION (UNAUDITED)



The following table sets forth the unaudited capitalization of the Fund as of
           , 2005, and adjusted to give effect to the issuance of the Preferred Shares offered in this prospectus.



                                                                 AS OF , 2005
                                                        -------------------------------
                                                            ACTUAL        AS ADJUSTED
                                                            ------        -----------
                                                                  (UNAUDITED)
AS OF            , 2005:
    Preferred Shares, $.001 par value, $25,000
      liquidation value;       shares authorized after
      giving effect to the issuance of      shares of
      Series    Preferred Shares......................  $                $
    Common Shares, $.001 par value per share; As of  ,
      2005,           shares authorized (before giving
      effect to the issuance of      shares of Series
      Preferred Shares)           shares
      outstanding.....................................  $                $
    Paid-in surplus...................................  $                $
    Distributions in excess of net investment
      income..........................................  $                $
    Accumulated net realized gain (loss) from
      investment transactions.........................
    Net unrealized appreciation (depreciation) of
      investments.....................................  $                $
    Net assets applicable to common shares............  $                $
                                                        --------------   --------------
    Net assets, plus liquidation preference of
      Preferred Shares................................  $                $
                                                        --------------   --------------
                                                        --------------   --------------



As used in this prospectus, unless otherwise noted, the Fund's 'managed assets' include assets of the Fund attributable to the Preferred Shares and any other oustanding shares of preferred stock, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of the Preferred Shares and any other outstanding shares of preferred stock from 'managed assets' so long as the Preferred Shares and any other outstanding shares of preferred stock have redemption features that are not solely within the control of the Fund. In connection with the rating of the Preferred Shares and other outstanding shares of preferred stock, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Charter. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the Preferred Shares. For all regulatory purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).


INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The Fund's primary investment objective is to seek high current income. Capital appreciation is the Fund's secondary objective. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objectives.

--------------------------------------------------------------------------------
                                                                              21

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its managed assets in Real Estate Equity Securities. The Fund allocates approximately 70% of the Fund's managed assets to common stocks issued by real estate companies (approximately 75% of which will be companies located in Asia, Europe and Canada and approximately 25% of which will be U.S. companies) and approximately 30% of the Fund's managed assets to preferred and other fixed income securities of U.S. and non-U.S. companies. Real Estate Equity Securities include common stocks, preferred stocks and other equity securities issued by global real estate companies, such as REITs. Managed assets equal the net asset value of the Common Shares plus the liquidation preference of the Preferred Shares plus the principal amount of any Borrowings. Under normal market conditions, the Fund invests in Real Estate Equity Securities primarily in developed countries, but may invest up to 15% of its managed assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Fund expects to have investments in at least three countries, including the United States.


In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities issued by any type of company, other than global real estate companies. The Fund may also invest up to 30% of its managed assets in securities that are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager. These below investment grade securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.

The Fund's concentration of its investments in the global real estate industry makes the Fund more susceptible to adverse economic or regulatory occurrences affecting this industry. See 'Principal risks of the Fund -- Special Risks of Securities Linked to the Real Estate Market.'

Although the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities.

Under normal market conditions, the Fund seeks to achieve its objectives by investing in a portfolio of income producing Real Estate Equity Securities. Substantially all of the securities in which the Fund intends to invest are traded on a domestic or foreign securities exchange or in the over-the-counter market.

The Fund will invest primarily in securities with small, medium and large market capitalizations and there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.

The Fund may engage in foreign currency transactions and other strategic transactions in connection with the Fund's investment in Foreign Securities. See 'Investment objectives and policies -- Portfolio Composition -- Strategic Transactions' below for more information. Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions, short sales and making forward commitments.

A security will be considered investment grade quality if it is rated 'BBB' or higher by S&P, 'Baa' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or is unrated but judged to be of comparable quality by the Investment Manager or Subadvisor, as applicable. Bonds of below investment grade quality (BB/Ba or below) are commonly referred to as 'junk bonds.' Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Manager and Subadvisor may consider such factors as their assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the SAI contains a general description of Moody's and S&P's ratings of securities.

--------------------------------------------------------------------------------
 22

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares and the preferred stock voting together as a single class, and of the holders of a 'majority of the outstanding' preferred stock voting as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of stockholders, although we have no current intention of doing so.


INVESTMENT STRATEGIES

In making investment decisions with respect to common stocks and other Real Estate Equity Securities, including securities of REITs, the Investment Manager and Subadvisor rely on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return, through a combination of dividend income and capital appreciation. The Investment Manager and Subadvisor each review a company's potential for success in light of the company's industry and sector position, and economic and market conditions. The Investment Manager and Subadvisor each evaluate a number of company-specific factors, including quality of management, financial condition, corporate governance, business plan and cash flow and dividend growth potential. The Investment Manager and Subadvisor each evaluate a security's valuation on one or more of the following criteria: price/cash flow multiple, discounted cash flow, price/net asset value and dividend yield.

In making investment decisions with respect to preferred securities and other fixed income securities, the Investment Manager and Subadvisor each seek to select securities they view as undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager and Subadvisor each evaluate the fundamental characteristics of an issuer, including an issuer's creditworthiness, and also take into account prevailing market factors. In analyzing credit quality, the Investment Manager and Subadvisor each consider not only fundamental analysis, but also an issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager and Subadvisor also take into account other factors, such as call and other structural features, event risk, the likely directions of rates and relative value versus other income security classes.

PORTFOLIO COMPOSITION


Our portfolio is composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.


REAL ESTATE COMPANIES

For purposes of our investment policies, a real estate company is one that:

* derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

* has at least 50% of its assets in such real estate.


Under normal market conditions, the Fund invests at least 80% of its managed assets in Real Estate Equity Securities, consisting of:



* Up to 70% in common stocks (including REIT shares) (approximately 75% of which are companies located in Asia, Europe and Canada and approximately 25% of which are U.S. companies);


* Up to 30% in preferred and other fixed income securities of U.S. and non-U.S. companies;

--------------------------------------------------------------------------------
                                                                              23

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

* rights or warrants to purchase common and preferred stocks; and

* securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager's or Subadvisor's view, as applicable, a significant element of the securities' value.

REAL ESTATE INVESTMENT TRUSTS (REITS)


The Fund invests in REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or to financing real estate. REITs are generally not taxed on income distributed to stockholders provided they distribute to their stockholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Code. As a result, REITs generally pay relatively higher dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its objective of high current income. Dividends paid by REITs will not be eligible for the DRD and are generally not considered qualified dividend income eligible for reduced rates of taxation.


REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains, subject to certain limitations under the Code, by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its managed assets in Mortgage REITs or Hybrid REITs.

NON-U.S. REAL ESTATE COMPANIES


The Fund invests in global real estate companies outside the United States. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, where dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.


PREFERRED SECURITIES


The Fund may invest in preferred securities issued by real estate companies, including REITs, and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. The preferred securities component of the Fund are comprised primarily of taxable preferred securities.


TRADITIONAL PREFERRED SECURITIES

Preferred securities pay fixed or floating dividends to investors and have 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate

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and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the DRD, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. However, not all traditional preferred securities pay dividends that are eligible for the DRD, including preferred securities issued by REITs described below. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008. Individual stockholders of a regulated investment company like the Fund generally may be eligible to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received and designated as such by the regulated investment company. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs described below. Within the category of traditional preferred securities, the Fund may invest in traditional preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes impacting a particular REIT. While sharing characteristics that make them similar to traditional preferred securities, dividends from REIT preferred securities do not provide any DRD benefit (and generally do not provide significant benefits under the rules relating to qualified dividend income).

HYBRID-PREFERRED SECURITIES

Hybrid-preferred securities are a comparatively new asset class. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative

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payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid preferred securities include, but are not limited to, trust originated preferred securities; monthly income preferred securities; quarterly income bond securities; quarterly income debt securities; quarterly income preferred securities; corporate trust securities; public income notes; and other hybrid-preferred securities.*

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common stockholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

FINANCIAL SERVICES COMPANY SECURITIES

Companies principally engaged in financial services are prominent issuers of preferred securities. A company is 'principally engaged' in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

DEBT SECURITIES

The Fund may invest in debt securities issued by real estate companies, including REITs, and other types of issuers. The Fund's investments in debt securities may include investments in convertible debt securities, convertible preferred securities, corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities

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INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
or a non-U.S. Government or its agencies or instrumentalities. Convertible securities are exchangeable for common stock at a predetermined stock (the 'conversion price'). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments. See 'Principal risks of the Fund -- Credit Risk.'

LOWER-RATED SECURITIES

The Fund may invest up to 30% of its managed assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Investment Manager or Subadvisor, as applicable. These below investment grade quality securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain of these securities or could result in lower prices than those used in calculating the Fund's net asset value. See 'Principal risks of the Fund -- Credit Risk and Lower-Rated Securities Risk.'

FOREIGN SECURITIES

Although it is not the Fund's current intent, the Fund may invest up to 100% of its managed assets in securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units ('Foreign Securities'). In addition, the Fund may invest in Foreign Securities of issuers in so-called 'emerging markets' (or lesser developed countries). Investments in such securities are particularly speculative. See 'Principal risks of the Fund -- Foreign Securities Risks' and 'Principal risks of the Fund -- Emerging Markets Risks.'

COMMON STOCKS


The Fund invests in common stocks issued by global real estate companies, including REITs. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager and Subadvisor take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment

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INVESTMENT OBJECTIVES AND POLICIES
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companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the section entitled 'Use of leverage' the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager and Subadvisor.


ILLIQUID SECURITIES


While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Investment Manager and Subadvisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors and/or the Investment Manager and Subadvisor consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.



Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through changes in the market value of its portfolio securities, the Fund should be in a position where more than 10% of the value of its managed assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as the Board of Directors and/or the Investment Manager or Subadvisor deem advisable, if any, to protect liquidity.


STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various strategic transactions described below to mitigate risks and to facilitate portfolio management. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many closed-end funds and other institutional investors. Although the Investment Manager and Subadvisor seek to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. In addition, the Fund may enter into various currency transactions, such as forward currency

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INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as 'Strategic Transactions.' The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager's and Subadvisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's SAI.


The Fund also may enter into certain interest rate transactions that are designed to reduce the risks inherent in the Fund's issuance of the Preferred Shares. See 'How the Fund manages risk -- Interest rate transactions.'


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS


The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund was established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.


PORTFOLIO TURNOVER

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager or Subadvisor, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

DEFENSIVE POSITION

When the Investment Manager or Subadvisor, as applicable, believe that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objectives and invest all or any portion of our assets in investment grade debt securities, without regard to whether the security is

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a Real Estate Equity Security. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See 'Investment Objectives and Policies' in the SAI.

USE OF LEVERAGE


The Fund may issue other preferred stock, in addition to the Preferred Shares, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares and use Borrowings. Before issuing other preferred stock to increase its assets available for investment, the Fund must have received confirmation from at least two of Moody's, S&P and Fitch or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the Preferred Shares. The Fund must also comply with certain asset coverage requirements under the 1940 Act. See 'Description of Preferred Shares -- Rating Agency Guidelines.' The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Investment Manager and Subadvisor for investment advisory and management services will be higher than if the Fund did not borrow because the Investment Manager's fees are calculated based on the Fund's managed assets, which includes the liquidation preference of preferred stock, including the Preferred Shares, or any Borrowings. Consequently, the Fund and the Investment Manager and Subadvisor may have differing interests in determining whether to leverage the Fund's assets.



The Fund's use of leverage is premised upon the expectation that the Fund's preferred stock dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred stock or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Capital raised through the issuance of preferred stock or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.



The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the Preferred Shares, other preferred stock or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Investment Manager does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objectives and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Manager or Subadvisor otherwise views as favorable.


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USE OF LEVERAGE
--------------------------------------------------------------------------------

If and to the extent that the Fund employs leverage in addition to the Preferred Shares will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.


PRINCIPAL RISKS OF THE FUND


Risk is inherent in all investing. Before investing, you should consider carefully the following risks that you assume when you invest in the Preferred Shares.



RISKS OF INVESTING IN PREFERRED SHARES



LEVERAGE RISK



The Fund uses financial leverage for investment purposes by issuing preferred stock. It is currently anticipated that, taking into account the Preferred Shares being offered in this prospectus, the amount of leverage will represent approximately 35% of the Fund's managed assets (as defined below).



The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility in the net asset value of the Fund's Common Shares and the asset coverage of the Preferred Shares. As long as the Preferred Shares are outstanding, the Fund does not intend to utilize other forms of leverage.



Because the fees paid to the Investment Manager are calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the Common Shares plus the liquidation preference of the Preferred Shares, the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.



INTEREST RATE RISK



The Fund issues preferred stock, such as the Preferred Shares, which pay dividends based on short-term interest rates. The Fund purchases equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends to be paid to stockholders of the Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See 'How the Fund manages risk -- Interest Rate Transactions.'



AUCTION RISK



You may not be able to sell your Preferred Shares at an auction if the auction fails, i.e., if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place a bid to retain your Preferred Shares at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain shares without


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--------------------------------------------------------------------------------
specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. See 'Description of Preferred Shares' and 'The auction.'



As noted above, if there are more auction rate securities offered for sale than there are buyers for those auction rate securities in any auction, the auction will fail and you may not be able to sell some or all of your auction rate securities at that time. The relative buying and selling interest of market participants in your auction rate securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.



SECONDARY MARKET RISK



If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has designated a special
rate period (a dividend period of more than   days), changes in interest rates
could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the auction agent, that person will not be able to submit bids at auctions with respect to the Preferred Shares. Broker-dealers that maintain a secondary trading market for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not listed on a stock exchange or the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special rate period. In addition, a broker-dealer may, in its own discretion, decide to sell the Preferred Shares in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the Preferred Shares.



SECURITIES AND EXCHANGE COMMISSION INQUIRIES



                 has advised the Fund that it and certain broker-dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Those broker-dealers are cooperating and expect to continue to cooperate with the Securities and Exchange Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the Preferred Shares or the auctions.



RATINGS AND ASSET COVERAGE RISK



While it is a condition to the closing of the offering that the Preferred Shares receive the highest credit quality rating from at least two of S&P, Moody's and Fitch, the ratings do not eliminate or necessarily


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mitigate the risks of investing in the Preferred Shares. In addition, Moody's,
S&P, Fitch or another rating agency then rating the Preferred Shares could downgrade the Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares, which will be a rate higher than is payable currently on the Preferred Shares. See 'Description of Preferred Shares -- Rating Agency Guidelines' for a description of the asset maintenance tests the Fund must meet. The Fund may not redeem Preferred Shares if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements.



PORTFOLIO SECURITY RISK



Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stock, to make dividend distributions at the level forecast by the Fund's Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies and it is incumbent on the Investment Manager or Subadvisor to select securities of companies that it believes have the ability to pay dividends at the forecasted level. Preferred stock and debt securities may be rated. The Fund may invest up to 30% of its managed assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') by S&P, Moody's or Fitch or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund's portfolio, the value of those securities could decline, which would jeopardize the rating agencies' ratings of the Preferred Shares. The failure of a company to pay common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund's ability to pay dividends on the Preferred Shares and could result in the redemption of some or all of the Preferred Shares.



RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS



Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares, the Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for Federal income tax purposes. While the Fund intends to redeem the Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See 'Taxation.'


INVESTMENT RISK

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

MARKET RISK


Your investment in Preferred Shares represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Preferred Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See 'Use of leverage.'


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SPECIAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

Since the Fund concentrates its assets in the global real estate industry, your investment in the Fund will be significantly impacted by the performance of the real estate market. The Fund will not invest in real estate directly, but because of the Fund's policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

* declines in the value of real estate;

* risks related to general and local economic conditions;

* possible lack of availability of mortgage funds;

* overbuilding;

* extended vacancies of properties;

* increased competition;

* increases in property taxes and operating expenses;

* changes in zoning laws;

* losses due to costs resulting from the clean-up of environmental problems;

* liability to third parties for damages resulting from environmental problems;

* casualty or condemnation losses;

* limitations on rents;

* changes in neighborhood values and the appeal of properties to tenants;

* changes in interest rates;

* financial condition of tenants, buyers and sellers of real estate; and

* quality of maintenance, insurance and management services.


Thus, the value of the Preferred Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.


GENERAL REAL ESTATE RISKS

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by a portfolio company is located affects occupancy, market

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rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

RETAIL PROPERTIES

Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

OFFICE PROPERTIES

Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus noncompetitive. Office properties are affected by the overall health of the economy and other factors such as a down turn in the businesses operated by their tenants, obsolescence and non-competitiveness. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

HOTEL PROPERTIES

The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

HEALTHCARE PROPERTIES

Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

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These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

MULTIFAMILY PROPERTIES

The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

INSURANCE ISSUES

Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would impact the Fund's investment performance.

CREDIT RISK

Real estate companies may be highly leveraged and financial covenants may affect the ability of such companies to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a real estate company's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the real estate company.

ENVIRONMENTAL ISSUES

In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain

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other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

SMALLER COMPANIES

Even the larger global real estate companies tend to be small to medium-sized companies in comparison to many industrial and service companies. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, global real estate company shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average. As of January 31, 2005, the market capitalization of U.S. REITs, for example, ranged in size from approximately $4.0 million to approximately $13.1 billion.

REIT TAX ISSUES

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

FOREIGN SECURITIES RISKS

The Funds intends to invest a significant portion of its assets in Foreign Securities, and although it is not the Fund's current intent, the Fund may invest up to 100% of its managed assets in Foreign Securities. In addition, the Fund may invest in Foreign Securities of issuers in so-called 'emerging markets' (or lesser developed countries). Investments in such securities are particularly speculative. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

* fluctuations in foreign exchange rates;

* future foreign economic, financial, political and social developments;

* different legal systems;

* the possible imposition of exchange controls or other foreign governmental laws or restrictions;

* lower trading volume;

* much greater volatility and illiquidity of certain foreign securities markets;

* different trading and settlement practices;

* less governmental supervision;

* regulation changes;

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* changes in currency exchange rates;

* less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

* high and volatile rates of inflation;

* fluctuating interest rates; and

* different accounting, auditing and financial record-keeping standards and requirements.

Investments in Foreign Securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

* the possibility of expropriation of assets;

* confiscatory taxation;

* difficulty in obtaining or enforcing a court judgment;

* economic, political or social instability;

* the possibility that an issuer may not be able to make payments to investers outside of the issuer's country; and

* diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

* growth of gross domestic product;

* rates of inflation;

* capital reinvestment;

* resources;

* self-sufficiency; and

* balance of payments position.

Furthermore, certain investments in Foreign Securities also may be subject to foreign withholding taxes and dividend income the Fund receives from Foreign Securities may not be eligible for the reduced rates of taxation applicable to qualified dividend income.

Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited

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trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Fund will not hold any Foreign Securities of emerging market issuers, and, if it does, such securities will not comprise more than 10% of the Fund's managed assets.

As a result of these potential risks, the Investment Manager and/or Subadvisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager and Subadvisor, have had no or limited prior experience.

FOREIGN CURRENCY RISK

Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with, and make interest payments in, foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

There are special risks associated with investing in preferred securities, including:

DEFERRAL AND OMISSION

Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

SUBORDINATION

Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

LIQUIDITY

Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

LIMITED VOTING RIGHTS

Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have

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been paid, the preferred security holders no longer have voting rights.
Hybrid-preferred security holders generally have no voting rights.

SPECIAL REDEMPTION RIGHTS

In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

SUPPLY OF HYBRID-PREFERRED SECURITIES

The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. The recently enacted legislation that reduced the Federal income tax rates on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.

NEW TYPES OF SECURITIES

From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager and Subadvisor believe that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

EMERGING MARKETS RISKS

The Fund may invest in Real Estate Equity Securities of issuers located or doing substantial business in 'emerging markets.' Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INTEREST RATE RISK


Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as REITs common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.


During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising

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interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

CREDIT RISK AND LOWER-RATED SECURITIES RISK

Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

The Fund may invest up to 30% (measured at the time of investment) of its managed assets in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as 'junk bonds.' These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if, at the time of investment, such security has a rating of 'BBB' or higher by S&P, 'Baa' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Investment Manager or Subadvisor, as applicable, to be of comparable quality.

Lower-rated securities, may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objectives may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

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COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

OTHER INVESTMENT MANAGEMENT TECHNIQUES RISK

The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate transactions, options, futures, swaps and other derivatives transactions. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. Strategic Transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on the Investment Manager's and Subadvisor's ability to predict correctly market movements, which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

CONVERTIBLE SECURITIES RISK

Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

COMMON STOCK RISK

While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer's common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

--------------------------------------------------------------------------------
 42

PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------

RESTRICTED AND ILLIQUID SECURITIES RISK

The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

LEVERAGE RISK


The Fund may achieve its leverage strategy by issuing other preferred stock and using Borrowings. It is the Fund's current intention to leverage through the issuance of Fund Preferred Shares, representing up to 35% of the Fund's capital after their issuance. Leverage is a speculative technique and there are special risks and costs associated with leveraging. For a more detailed description of the risks associated with leverage, see 'Use of leverage.'


INTEREST RATE TRANSACTIONS RISK


The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See 'How the Fund manages risk -- Interest Rate Transactions.'




ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER RISK

We may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although we cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager or Subadvisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. See 'Taxation.'

INFLATION RISK


Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Preferred Shares, if any, or interest payments on the Borrowings may increase. In addition, during any periods of rising inflation, dividend rates on the Preferred Shares would likely increase, which would tend to further reduce returns to Common Stockholders.


--------------------------------------------------------------------------------
                                                                              43

ADDITIONAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

NON-DIVERSIFIED STATUS

The Fund is classified as a 'non-diversified' investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent our earnings are distributed to stockholders. See 'Taxation' in the SAI. To so qualify, among other requirements, we will limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of our managed assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the value of our managed assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of our managed assets will be invested in the securities of a single issuer and we will not own more than 10% of the outstanding voting securities of a single issuer. The American Jobs Creation Act of 2004 provides that for taxable years of a regulated investment company beginning after October 22, 2004, for purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a 'qualified publicly traded partnership,' as defined in the Code, and no more than 25% of the value of our managed assets may be invested in the securities of one or more qualified publicly traded partnerships. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

FINANCIAL SERVICES

Companies principally engaged in financial services are prominent issuers of preferred securities and, therefore, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector.

Investing in the financial services sector includes the following risks:

* regulatory actions -- financial services companies may suffer a setback if regulators change the rules under which they operate;

* changes in interest rates -- unstable interest rates can have a disproportionate effect on the financial services sector;

* concentration of loans -- financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

* competition -- financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

ANTI-TAKEOVER PROVISIONS


Certain provisions of our Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify our structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter and conversion to open-end status. See 'Description of Preferred Shares' and 'Certain provisions of the Charter and By-Laws.'


--------------------------------------------------------------------------------
 44

ADDITIONAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

MARKET DISRUPTION RISK

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS


The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry except for the real estate industry, in which at least 25% of the Fund's managed assets will be invested.



The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from nationally recognized rating agencies on the Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's common stockholders or the Fund's ability to achieve its investment objectives. See 'Investment Objectives and Policies' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.





INTEREST RATE TRANSACTIONS



In order to seek to reduce the interest rate risk inherent in the Fund's capital structure and underlying investments, the Fund may enter into interest rate swap or cap transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counterparty') a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares, any other outstanding shares of preferred stock or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counter-party to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's outstanding shares of preferred stock, including the Preferred Shares or rate of interest on borrowings. Depending on the general state of short-term interest rates at that point in time, such default could negatively impact the Fund's ability to make dividend payments on the Fund's outstanding shares of preferred stock, including the Preferred Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Preferred Shares.



To the extent there is a decline in the interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Preferred Shares. A sudden and dramatic decline in the


--------------------------------------------------------------------------------
                                                                              45

HOW THE FUND MANAGES RISK
--------------------------------------------------------------------------------
interest rates may result in a significant decline in the asset coverage. Under the terms of the Preferred Shares, if the Fund fails to maintain the required asset coverage on the outstanding Preferred Shares or fails to comply with other covenants, the Fund may be required to redeem some or all of the Preferred Shares.



The Fund may choose or be required to redeem some or all of the Preferred Shares or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.



The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction marked to market daily. The Fund would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with applicable tax requirements.


MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, Subadvisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager, the Subadvisor and the Fund's sub-administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER


Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. Cohen & Steers Capital Management, Inc., a registered investment adviser, was
formed in 1986 and as of             2005 had approximately $   billion of
assets under management. Its clients include pension plans, endowment funds, mutual funds and registered investment companies, including the Fund, Cohen & Steers Dividend Majors Fund, Inc., Cohen & Steers Select Utility Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Realty Shares Fund, Inc., Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Utility Fund, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Institutional Realty Shares Fund, Inc., Cohen & Steers VIF Realty Fund, Inc. and Cohen & Steers International Realty Fund, Inc. which are open-end investment companies. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.'


--------------------------------------------------------------------------------
 46

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

SUBADVISOR


Houlihan Rovers S.A., with offices located at 166 Chaussee de la Hulpe, 1170 Brussels, Belgium, has been retained as the Fund's Subadvisor and is responsible for managing that portion of the Fund's portfolio that is allocated to investments in European and Asian real estate companies. The Subadvisor, a registered investment adviser, was formed in February 2000 and as of
            2005 had $   million of assets under management. The Investment
Manager's parent company owns 50% of the capital stock of the Subadvisor.


INVESTMENT MANAGEMENT AGREEMENT


Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager is responsible for the overall management of the Fund's portfolio, including the allocation of the portfolio among the various regions and countries. The Investment Manager is responsible for all investments in preferred securities. The Investment Manager has specific responsibility for making investment decisions with respect to U.S. and Canadian securities. The Investment Manager also is responsible for the supervision and ongoing monitoring of the Subadvisor and may collaborate with the Subadvisor on certain investments. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.



For its services under the Investment Management Agreement, the Fund pays and will continue to pay the Investment Manager a monthly investment management fee computed at the annual rate of 0.95% of average daily managed assets (i.e., the net asset value of the Common Shares plus the liquidation preference of the Preferred Shares and the principal amount of any Borrowings used for leverage). In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing the Preferred Shares, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its fees and expenses for the first four years of the Fund's operations. The Investment Manager has agreed to waive 0.45% of average daily managed assets (which includes the liquidation preference of the Preferred Shares and the principal amount of Borrowings used for leverage) for the first two years of the Fund's operations, 0.30% of average daily managed assets in year three and 0.15% of average daily managed assets in year four. When the Fund is utilizing leverage, the fees paid to the Investment Manager and Subadvisor for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the net asset value of the Common Shares, the liquidation preference of the Preferred Shares and the principal amount of any Borrowings used for leverage. The Fund's investment management fees and other expenses are paid only by the Common Stockholders and not by holders of the Preferred Shares. See 'Use of leverage.'


SUB-ADVISORY AGREEMENT

Under its Sub-advisory Agreement with the Fund, the Subadvisor has specific responsibility for making all portfolio investments with respect to all European and Asian (including Australian) securities, as well as collaborating with the Investment Manager on overall portfolio allocation.

--------------------------------------------------------------------------------
47

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

For its services under the Sub-advisory Agreement between the Investment Manager and the Subadvisor, the Investment Manager (not the Fund) pays the Subadvisor a monthly fee at the annual rate of 0.10% of the average daily managed assets of the Fund for the first two years of the Fund's operations; 0.15% of average daily managed assets in year three; 0.20% of average daily managed assets in year four; and 0.25% of average daily managed assets thereafter.

The Fund's portfolio managers are:

    Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is a founder of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and is currently Co-Chairman and Co-Chief Executive Officer. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

    Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is a founder of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and is currently Co-Chairman and Co-Chief Executive Officer. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

    Joseph M. Harvey -- Mr. Harvey joined Cohen & Steers Capital Management, Inc., the Fund's investment adviser, in 1992 and has been President since 2003.

    James S. Corl -- Mr. Corl joined Cohen & Steers Capital Management, Inc., the Fund's investment adviser, in 1997 and has been a Senior Vice President since 2000.

    William F. Scapell -- Mr. Scapell joined Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, as a Senior Vice President in February 2003. Prior to joining Cohen & Steers, Mr. Scapell was a director in the fixed income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Before joining Merrill Lynch's research department, Mr. Scapell worked in Merrill Lynch Treasury with a focus on balance sheet management. Prior to working for Merrill Lynch, Mr. Scapell was employed at the Federal Reserve Bank of New York in both bank supervision and monetary policy roles. Mr. Scapell is a Chartered Financial Analyst.

    W. Joseph Houlihan -- Mr. Houlihan has been a managing director and Co-CEO of Houlihan Rovers S.A. since February 2000. Prior to that, he was a managing director at Security Capital Group in Brussels, Belgium.

    Gerios J.M. Rovers -- Mr. Rovers has been a managing director and Co-CEO of Houlihan Rovers S.A. since February 2000. Prior to that, he was a vice president at Security Capital Group in Brussels, Belgium.


The Investment Manager utilizes a team-based approach in managing the Fund. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey and Mr. Corl direct and supervise the execution of the Fund's investment strategy, and lead and guide the other members of the Investment Manager's real estate securities investment team. In addition, Mr. Corl serves as chief investment officer of real estate securities investment management for the Investment Manager and in this role he oversees the Investment Manager's securities research analysts. Mr. Scapell manages the Fund's investments in U.S, preferred securities.



The Subadvisor also utilizes a team-based approach in managing the Fund. Mr. Houlihan and Mr. Rovers are the leaders of this team and in this role they are actively involved in the day-to-day management of the Fund and supervise and direct the activities of the research analysts. Messrs. Cohen, Steers, Harvey and Corl also collaborate with the Subadvisor on certain investments.



All of the Fund's portfolio managers collaborate with respect to the process for allocating the Fund's portfolio among specific investments in the various regions and countries.


--------------------------------------------------------------------------------
 48

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

See 'Compensation of Directors and Certain Officers' and 'Investment Advisory and Other Services' in the SAI for further information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT


Under its Administration Agreement with the Fund, the Investment Manager has responsibility for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.


In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.


Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.06% of the Fund's average daily managed assets. Under the Sub-Administration Agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets in the Fund at an annual rate equal to 0.03% of the first $2.2 billion in assets, 0.02% of the next $2.2 billion and 0.01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers fund complex to State Street Bank is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred stock or Borrowings outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred stock. The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street Bank also serves as the Fund's custodian and The Bank of New York has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See 'Custodian, auction agent, transfer agent, dividend disbursing agent and registrar.'





DESCRIPTION OF PREFERRED SHARES



The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Fund's Articles Supplementary attached as Appendix B to the SAI.



GENERAL



Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of the holders of Common Shares. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Preferred Shares will rank on a parity with the shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The Preferred Shares carry one vote per share on all matters on which such shares are entitled to vote. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred Shares. The Board of Directors may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers,


--------------------------------------------------------------------------------
                                                                              49

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------
restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.



DIVIDENDS AND RATE PERIODS



GENERAL



The following is a general description of dividends and rate periods for the Preferred Shares. The initial rate period for the Preferred Shares will be
days and the dividend rate for this period will be    %. Subsequent rate periods
will be   days, and the dividend rate will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See ' -- Designation of Special Rate Periods' below.



DIVIDEND PAYMENT DATES



Dividends on the Preferred Shares will be payable, when, as and if declared by the Board of Directors, out of legally available funds in accordance with the Fund's Charter and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.



If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:



* the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;



* the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and



* the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.



Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of the Preferred Shares). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current broker-dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a broker-dealer or a broker-dealer's designee as agent member.



CALCULATION OF DIVIDEND PAYMENT



The Fund computes the dividends per share payable on the Preferred Shares by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.



Dividends on the Preferred Shares will accumulate from the date of their
original issue, which is             , 2005. For each dividend payment period
after the initial rate period, the dividend will be the


--------------------------------------------------------------------------------
 50

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------
dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below.



The maximum applicable rate for any regular period will be the higher of (as set forth in the table below) the applicable percentage of the Reference Rate or the applicable spread plus the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage or applicable spread is determined on the day that a notice of a special rate period is delivered if the notice specifies a maximum applicable rate for a special rate period. The applicable percentage or applicable spread will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.



        CREDIT RATINGS             APPLICABLE
        --------------            PERCENTAGE OF   APPLICABLE
   MOODY'S           S&P         REFERENCE RATE     SPREAD
   -------           ---         --------------     ------
     Aaa             AAA              125%         125 bps
 Aa3 to Aa1      AA - to AA+          150%         150 bps
  A3 to A1        A - to A+           200%         200 bps
Baa3 to Baa1    BBB - to BBB+         250%         250 bps
Ba1 and below   BB+ and below         300%         300 bps



Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:



                                            MAXIMUM         METHOD USED
                 MAXIMUM APPLICABLE     APPLICABLE RATE    TO DETERMINE
                   RATE USING THE          USING THE        THE MAXIMUM
REFERENCE RATE  APPLICABLE PERCENTAGE  APPLICABLE SPREAD  APPLICABLE RATE
--------------  ---------------------  -----------------  ---------------
      1%                1.25%                2.25%            Spread
      2%                2.50%                3.25%            Spread
      3%                3.75%                4.25%            Spread
      4%                5.00%                5.25%            Spread
      5%                6.25%                6.25%            Either
      6%                7.50%                7.25%          Percentage



The applicable percentage and applicable spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the broker-dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in this prospectus under ' -- Rating Agency Guidelines' below). The Fund will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for the Preferred Shares. If neither Moody's nor S&P will make such a rating available, the Fund will select another rating agency to act as a substitute rating agency.



On or prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit, subject to applicable cure periods, will result in a default period during which no auction will be held. The Fund does not intend to establish any reserves for the payment of dividends.



RESTRICTION ON DIVIDENDS AND OTHER DISTRIBUTIONS



While any of the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional


--------------------------------------------------------------------------------
                                                                              51

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------
shares of common stock or rights to purchase common stock) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions have been satisfied:



* In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see ' -- Rating Agency Guidelines' below);



* In the case of S&P's coverage requirements, immediately after such transaction, the Aggregate S&P Value (i.e., the aggregate value of the Fund's portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount.



* Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this prospectus under 'Rating Agency Guidelines' below) is met;



* Full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and



* The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.



The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with the Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on the Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.



DESIGNATION OF SPECIAL RATE PERIODS



The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a 'notice of special rate period') to the auction agent and to each broker-dealer. The notice will state that the next succeeding rate period for the Preferred Shares will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the Preferred Shares and the lead broker-dealer
designated by the Fund, initially             , must not have objected to
declaration of a special rate period. A notice of special rate period also will specify whether the Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.



VOTING RIGHTS



Except as noted below, the Fund's Common Shares and the Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of directors, the holders of the Preferred Shares, as a separate class, vote to elect two directors, and the holders of the Common Shares and holders of Preferred Shares vote together as a single class to elect the remaining directors. In addition, during any


--------------------------------------------------------------------------------
 52

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------
period ('Voting Period') in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends, the holders of the Preferred Shares, voting together as a single class, are entitled to elect (in addition to the two directors set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the directors has been elected by the holders of the Preferred Shares. The holders of the Preferred Shares will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.



In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares, together with the incumbent directors, will constitute the duly elected directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional directors elected by the holders of the Preferred Shares will terminate.



So long as any of the Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings,
(B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and
(E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the auction agent; or
(iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.



In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's fundamental investment restrictions described under 'Investment Restrictions' in the SAI and changes in the Fund's subclassification as a closed-end investment company.



The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any right, preference or power unless such matter
(i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer


--------------------------------------------------------------------------------
                                                                              53

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------
applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.



The Common Shares and the Preferred Shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of the Preferred Shares described above will in each case be in addition to any separate vote of the requisite percentage of Common Shares and the Preferred Shares, voting together as a single class, necessary to authorize the action in question.



For purpose of any right of the holders of the Preferred Shares to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of the Preferred Shares is not entitled to vote and the Preferred Shares will not be deemed to be outstanding for the purpose of voting or determining the number of the Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of the Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient Deposit Securities (as defined in the SAI) for the redemption of those Preferred Shares were deposited.



RATING AGENCY GUIDELINES



The Fund is required under S&P and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The 'Preferred Shares Basic Maintenance Amount' includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding (plus accrued and projected dividends), (ii) the total principal of any senior debt, (iii) certain Fund expenses and (iv) certain other current liabilities.



The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which the Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities issued by the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities issued by a closed-end investment company as a condition of declaring dividends on its Common Shares) ('1940 Act Preferred Shares Asset Coverage'). S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test on a date randomly selected by the auditor. Based on the Fund's assets and
liabilities as of            , 2005 and assuming the issuance of all the
Preferred Shares offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to the Preferred Shares would be computed as follows:



     Value of Fund assets less liabilities
       not constituting senior securities             $
  -------------------------------------------    =    -------------     =     %
  Senior securities representing indebtedness         $
plus liquidation value of the Preferred Shares



If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem the Preferred Shares as described below under ' -- Redemption.'



The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that


--------------------------------------------------------------------------------
 54

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------
have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody's to the Preferred Shares.



As described by S&P and Moody's, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares' obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.



The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody's for rating the Preferred Shares.



REDEMPTION



MANDATORY REDEMPTION



If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount,
(2) maintain the 1940 Act Preferred Shares Asset Coverage or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.



In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.



OPTIONAL REDEMPTION



To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may without the consent of the holders of the Preferred Shares, redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain Deposit Securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and
(ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.



Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and any other outstanding shares of preferred stock, have been or are being contemporaneously paid or set aside for payment. This would not prevent the


--------------------------------------------------------------------------------
                                                                              55

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------
lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding shares of preferred stock.



LIQUIDATION



Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.



Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.



THE AUCTION



GENERAL



The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the Preferred Shares for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell the Preferred Shares. See the Articles Supplementary for a more complete description of the auction process.



AUCTION AGENCY AGREEMENT



The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for the Preferred Shares, so long as the applicable rate for the Preferred Shares is to be based on the results of an auction.



The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.



BROKER-DEALER AGREEMENTS



Each auction requires the participation of one or more broker-dealers. The auction agent will enter into agreements with several broker-dealers selected by the Fund, which provide for the participation of those broker-dealers in auctions for the Preferred Shares.



The auction agent will pay to each broker-dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the Preferred Shares held by a broker-dealer's customer upon settlement in an auction. For any special rate period, the service charge will be determined by mutual consent of the Fund and any such broker-dealer or broker-dealers and will be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period,


  ------------------------------------------------------------------------------
 56

THE AUCTION
--------------------------------------------------------------------------------
respectively, at the commencement of the dividend period with respect to such auction. For purposes of the foregoing, the Preferred Shares will be placed by a broker-dealer if such shares were (i) the subject of hold orders deemed to have been made by beneficial owners that were acquired by such beneficial owners through such broker-dealer or (ii) the subject of the following orders submitted by such broker-dealer: (A) a submitted bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the auction, (B) a submitted bid of a potential Beneficial Owner that resulted in such potential Beneficial Owner purchasing such shares as a result of the auction or (C) a submitted hold order. A broker-dealer may share a portion of any such fees with non-participating broker-dealers that submit orders to the broker-dealer for an auction that are placed by that broker-dealer in such auction.



AUCTION PROCEDURES



Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a broker-dealer who is listed on the records of that broker-dealer (or, if applicable, the auction agent) as a beneficial owner of Preferred Shares may submit the following types of orders with respect to Preferred Shares to that broker-dealer:



    1. Hold Order -- indicating its desire to hold Preferred Shares without regard to the applicable rate for the next rate period.



    2. Bid -- indicating its desire to purchase or hold the indicated number of Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.



    3. Sell Order -- indicating its desire to sell Preferred Shares at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.



A beneficial owner of Preferred Shares may submit different types of orders to its broker-dealer with respect to Preferred Shares then held by the beneficial owner. A beneficial owner that submits a bid to its broker-dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its broker-dealer. A beneficial owner that fails to submit an order to its broker-dealer will ordinarily be deemed to have submitted a hold order to its broker-dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its broker-dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its broker-dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.



A potential holder is either a customer of a broker-dealer that is not a beneficial owner of Preferred Shares but that wishes to purchase Preferred Shares or a beneficial owner that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its broker-dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.



The broker-dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to comply with these procedures. Any order placed with the auction agent by a broker-dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a broker-dealer by a beneficial owner or potential holder. Similarly, any failure by a broker-dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its broker-dealer an order in respect of Preferred Shares held by it. A broker-dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed


--------------------------------------------------------------------------------
                                                                              57

THE AUCTION
--------------------------------------------------------------------------------
through it in that auction and therefore have an advantage over other bidders, but such broker-dealer would not have knowledge of orders submitted by other broker-dealers in that auction. As a result of bidding by the broker-dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.



There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by broker-dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of Preferred Shares subject to sell orders submitted or deemed submitted to the auction agent by broker-dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the Preferred Shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by broker-dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the Preferred Shares available for purchase in the auction.



If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special rate period and there not sufficient clearing bids, the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding Preferred Shares are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the Reference Rate.



A broker-dealer may also bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an 'all-hold' auction, or (iii) an applicable rate that the broker-dealer believes, in its sole discretion, does not reflect the market for the Preferred Shares at the time of the auction. A broker-dealer may, but is not obligated to, advise beneficial owners of Preferred Shares that the applicable rate that would apply in an 'all-hold' auction may be lower than would apply if beneficial owners submit bids, and such advice, if given, may facilitate the submission of bids by beneficial owners that would avoid the occurrence of an 'all-hold' auction.



The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, broker-dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.



Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.



The auctions for the Preferred Shares will normally be held every   days, and
each subsequent rate period will normally begin on the following business day.



The first auction for the Preferred Shares will be held on             , 2005,
the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during the special rate periods, auctions for the
Preferred Shares normally will be held every   days, and each subsequent
dividend period normally will begin on the following business day.


--------------------------------------------------------------------------------
 58

THE AUCTION
--------------------------------------------------------------------------------

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of any series, and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:



Current Holder A......  Owns 500 shares, wants to sell   Bid order of 4.1% rate for all
                        all 500 shares if auction rate   500 Shares
                        is less than 4.1%

Current Holder B......  Owns 300 shares, wants to hold   Hold order -- will take the
                                                         auction rate

Current Holder C......  Owns 200 shares, wants to sell   Bid order of 3.9% rate for all
                        all 200 shares if auction rate   200 shares
                        is less than 3.9%

Potential Holder D....  Wants to buy 200 shares          Places order to buy at or above
                                                         4.0%

Potential Holder E....  Wants to buy 300 shares          Places order to buy at or above
                                                         3.9%

Potential Holder F....  Wants to buy 200 shares          Places order to buy at or above
                                                         4.1%



The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.



SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES



The underwriters are not required to make a market in the Preferred Shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for Preferred Shares outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a broker-dealer may, in its own discretion, decide to sell Preferred Shares in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the Preferred Shares.



You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only



* pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;



* to a broker-dealer; or



* to such other persons as may be permitted by the Fund; provided, however, that
  (i) if you hold your Preferred Shares in the name of a broker-dealer, a sale or transfer of your Preferred Shares to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (ii) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.



A further description of the auction procedures can be found in the Articles Supplementary.


--------------------------------------------------------------------------------
                                                                              59

DESCRIPTION OF COMMON SHARES



The Fund is authorized to issue           shares of Common Shares, par value
$.001 per share. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange or redemption rights. Each Common Share has equal voting, dividend, distribution and liquidation rights. Whenever Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be at least 200% after giving effect to the distribution.



Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.



CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS



The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.



The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and the Preferred Shares outstanding at the time, voting together as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and the Preferred Shares outstanding at the time, voting together as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.



The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of Common Shares and the Preferred Shares outstanding at the time, voting together as a single class, other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:



    (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;



    (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights


--------------------------------------------------------------------------------
 60

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS
--------------------------------------------------------------------------------
    distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;



    (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');



    (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or



    (v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under Federal or Maryland law.



However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no shareholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.



    These provisions are in addition to any special voting rights granted to the holders of the Preferred Shares in the Charter. See 'Description of Preferred Shares -- Voting Rights.' The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's stockholders generally.



Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.



CONVERSION TO OPEN-END FUND



    The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Description of Preferred Shares -- Voting Rights' and 'Certain provisions of the Charter and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all the Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of


--------------------------------------------------------------------------------
                                                                              61

CONVERSION TO OPEN-END FUND
--------------------------------------------------------------------------------
circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.



REPURCHASE OF COMMON SHARES



Common shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of the Common Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although holders of Common Shares will not have the right to redeem the Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at net asset value.



The acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. Furthermore, the acquisition of Common Shares by the Fund, may require the Fund to redeem the Preferred Shares in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of Common Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See 'Taxation' for a description of the potential tax consequences of a repurchase of Common Shares.



TAXATION



The following discussion offers only a brief outline of the U.S. Federal income tax consequences of investing in the Fund and is based on the U.S. Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. This discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset. No attempt is made to present a detailed explanation of all U.S. Federal, state, local or foreign tax concerns affecting the Fund and its stockholders. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund.



The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company under Federal income tax law. If the Fund so qualifies and distributes each year to its stockholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay Federal income taxes on any income it distributes to stockholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year (unless an election is made to use the Fund's fiscal year), plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.



Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the


--------------------------------------------------------------------------------
 62

TAXATION
--------------------------------------------------------------------------------
Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. Federal income tax purposes. Such dividends generally will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (i.e. generally dividends paid by certain U.S. corporations and 'qualified foreign corporations') will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Dividend income that the Fund receives from REITs will generally not be treated as qualified dividend income. A foreign corporation is a 'qualified foreign corporation' if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A 'qualified foreign corporation' does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.



Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.



A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.



A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.



The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares and the Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and the Preferred Shares. Since the Fund's current and accumulated earnings and profits


--------------------------------------------------------------------------------
                                                                              63

TAXATION
--------------------------------------------------------------------------------
will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.



Each year, we will notify you of the tax status of dividends and other distributions.



If you sell or otherwise dispose of your Fund shares, or have shares repurchased by the Fund, you may realize a capital gain or loss which will be long-term or short-term, depending generally on your holding period for the shares.



We may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable if you



* fail to provide us with your correct taxpayer identification number;



* fail to make required certifications; or



* have been notified by the Internal Revenue Service that you are subject to backup withholding.



Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.



Certain dividends and other distributions received from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. In the event that more than 50 percent of the value of the managed assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund will make an election to pass through to its stockholders a credit or deduction for foreign taxes paid by it.



Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.


--------------------------------------------------------------------------------
 64

--------------------------------------------------------------------------------

UNDERWRITING


Subject to the terms and conditions stated in the underwriting agreement dated
            , 2005, each underwriter named below, for which
                                             is acting as representative, has
severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.



                                                                  NUMBER OF
UNDERWRITER                                                   PREFERRED SHARES



The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of the highest credit quality rating on the Preferred Shares from at least two of Moody's, S&P and Fitch, as of the time of the offering. The underwriters are obligated to purchase all the Preferred Shares sold if they purchase any of the Preferred Shares. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of those liabilities.



The underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the
public offering price less a concession not to exceed $     per share. The sales
load the Fund will pay of $   per share is equal to 1% of the initial offering
price of the Preferred Shares. After this offering, the underwriters may change the public offering price and the concession. Investors must pay for any
Preferred Shares purchased on or before             , 2005.



The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as counterparties in connection with the interest rate transactions described above after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.



            has advised the Fund that it and certain broker-dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Those broker-dealers are cooperating and expect to continue to cooperate with the Securities and Exchange Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the Preferred Shares or the auctions.



The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under 'The auction' and in the SAI.



The principal business address of
is                                                  .



The settlement date for the purchase of the Preferred Shares will be
            , 2005, as agreed upon by the underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.


--------------------------------------------------------------------------------
                                                                              65

UNDERWRITING
--------------------------------------------------------------------------------

CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
DIVIDEND DISBURSING AGENT AND REGISTRAR



[The Bank of New York, whose address is 101 Barclay Street, Floor 7W, New York, New York 10286, will act as auction agent, transfer agent, dividend disbursing agent and registrar for the Preferred Shares. State Street Bank, whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as custodian of the Fund's investments. Neither The Bank of New York nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.]



LEGAL OPINIONS



The validity of the Preferred Shares offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by
                                           . Venable LLP will opine on certain
matters pertaining to Maryland law. Simpson Thacher & Bartlett LLP and
                     may rely as to certain matters of Maryland law on the opinion of Venable LLP.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The statement of assets and liabilities of the Fund at        , 2005 has been
audited by                          , independent registered public accountants,
as set forth in their report given upon the authority of said firm as experts in
auditing and accounting. The address of                          is
                                              .



FURTHER INFORMATION



The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the Securities and Exchange Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.



This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.



Additional information about the Fund and Preferred Shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Fund's SAI contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this prospectus. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund's Registration Statement, the SAI, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.cohenandsteers.com.


--------------------------------------------------------------------------------
 66

--------------------------------------------------------------------------------

Table of contents for the
Statement of Additional Information


Investment Objectives and Policies..........................    3

Investment Restrictions.....................................   13

Management of the Fund......................................   14

Compensation of Directors and Certain Officers..............   23

Investment Advisory and Other Services......................   25

Portfolio Transactions and Brokerage........................   37

Determination of Net Asset Value............................   37

Additional Information Concerning the Auctions for Preferred
Shares......................................................   38

S&P and Moody's Guidelines..................................   40

Taxation....................................................   50

Performance Information.....................................   57

Counsel and Independent Registered Public Accounting Firm...   58

Report of Independent Registered Public Accounting Firm.....   59

Financial Information.......................................   60

Ratings of Investments (Appendix A).........................  A-1

Articles Supplementary (Appendix B).........................  B-1


--------------------------------------------------------------------------------
                                                                              67

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                                [COHEN & STEERS
                         WORLDWIDE REALTY INCOME LOGO]

                                 Cohen & Steers
                       Worldwide Realty Income Fund, Inc.

                  SUBJECT TO COMPLETION, DATED MARCH 24, 2005


THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND
    MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS
STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND
               IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES
             IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                [COHEN & STEERS
                         WORLDWIDE REALTY INCOME LOGO]

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ
  IN CONJUNCTION WITH THE PROSPECTUS OF COHEN & STEERS WORLDWIDE REALTY INCOME
   FUND, INC., DATED           , 2005, AS SUPPLEMENTED FROM TIME TO TIME (THE
   'PROSPECTUS'). THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF
ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING
              OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................    3
Investment Restrictions.....................................   13
Management of the Fund......................................   14
Compensation of Directors and Certain Officers..............   23
Investment Advisory and Other Services......................   25
Portfolio Transactions and Brokerage........................   37
Determination of Net Asset Value............................   37
Additional Information Concerning the Auctions
  for Preferred Shares......................................   38
S&P and Moody's Guidelines..................................   40
Taxation....................................................   50
Performance Information.....................................   57
Experts.....................................................
Reports of Independent Registered Public Accounting Firm....   59
Financial Information.......................................   60
Ratings of Investments (Appendix A).........................  A-1
Articles Supplementary (Appendix B).........................  B-1

                      STATEMENT OF ADDITIONAL INFORMATION


    Cohen & Steers Worldwide Realty Income Fund, Inc. (the 'Fund') is a recently organized, non-diversified, closed-end management investment company organized as a Maryland corporation on June 16, 2004. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

    The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

INVESTMENTS IN REAL ESTATE COMPANIES


    Under normal market conditions, the Fund invests at least 80% of its managed assets in a portfolio of income-producing global real estate equity securities ('Real Estate Equity Securities'). The Fund allocates approximately 70% of the Fund's managed assets to common stocks issued by real estate companies (approximately 75% of which are companies located in Asia, Europe and Canada and approximately 25% of which are U.S. companies) and approximately 30% of the Fund's managed assets to preferred and other fixed income securities of U.S. and non-U.S. companies. Real Estate Equity Securities include common stocks, preferred stocks and other equity securities issued by global real estate companies, such as real estate investment trusts ('REITs').


    Real Estate Companies. For purposes of our investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in such real estate.


    Real Estate Investment Trusts. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value subject to certain limitations under the Code. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs consist of securities issued by Equity REITs.



    Non-U.S. Real Estate Companies. The Fund invests in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.



    Throughout the decades, a number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from 'flow through' tax treatment. According to the European Public Real Estate Association ('EPRA'), EPRA Global REIT Survey, September 2004, the following countries have existing REIT-like structures: the Netherlands (since 1969), Australia (since
1985), Canada (since 1994), Belgium (since 1995), Japan (since 2000), South Korea (since 2001), Singapore (since 2002), France (since 2003) and Hong Kong (since 2003). The REIT regimes and REIT-like structures are not likely to become uniform within Europe, Asia-Pacific or North America. However, European capital markets are gradually being harmonized. The Investment Manager and Subadviser each expect that the growing worldwide acceptance of REIT-like regimes will drive the securitization of real estate companies around the globe and potentially increase dividend payouts. In addition, Finland, Germany, Italy, Spain and the United Kingdom are considering REIT-like structures.

PREFERRED SECURITIES

    The Fund may invest in preferred securities issued by real estate companies, including REITS, and other types of companies. The taxable preferred securities in which the Fund intends to invest do not qualify for the dividends received deduction (the 'DRD') under Section 243 of the Internal Revenue Code of 1986, as amended (the 'Code') and are not expected to provide significant benefits under the rules relating to 'qualified dividend income.' The DRD generally allows corporations to deduct from their income 70% of dividends received. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. Accordingly, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

    There are two basic types of preferred securities: traditional preferred securities and hybrid-preferred securities. When used in this SAI and the related prospectus, taxable preferred securities refer generally to hybrid-preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income), such as REIT preferred securities.

    Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities, real estate and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

    Hybrid-Preferred Securities. The hybrid-preferred securities market is divided into the '$25 par' and the 'institutional' segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, trade and are quoted 'flat,' (i.e., without accrued dividend income), and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade and are quoted on an 'accrued income' basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

    Hybrid-preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

    Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

    See 'Investment Objectives and Policies -- Portfolio
Composition -- Hybrid-Preferred Securities' in the Fund's prospectus for a general description of hybrid-preferred securities.

SHORT-TERM FIXED INCOME SECURITIES

    For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund's investment objectives, the Fund may invest up to 100% of its managed assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

    (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

    (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

    (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager and Subadvisor monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager and Subadvisor do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time.

    The Investment Manager and Subadvisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager or Subadvisor, as applicable, and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

LOWER RATED SECURITIES

    The Fund may invest up to 30% of its managed assets (measured at the time of purchase) in securities rated below investment grade, such as those rated below Baa or BBB by Moody's and S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Manager or Subadvisor, as applicable, to be below investment grade. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

    The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

    Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

    The ratings of rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager and Subadvisor also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on the Fund's credit analysis than would be the case when the Fund invests in rated securities.

STRATEGIC TRANSACTIONS

    Consistent with its investment objectives and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts and may enter into various interest rate transactions (collectively, 'Strategic Transactions'). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager's and Subadvisor's ability to predict pertinent market movements, which cannot be assured.

    Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Fund Preferred Share dividend rates or increases in the Fund's cost of borrowing. For a more complete discussion of interest rate transactions, see 'Interest Rate Transactions.'

    Currency Transactions. The Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. These Strategic Transactions are designed to hedge the Fund's non-U.S. portfolio holdings against risk of loss due to changes in currency exchange rates. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Investment Manager or Subadvisor believes that that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Investment Manager or Subadvisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

    The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

    The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Manager or Subadvisor anticipates that there will be a correlation between the two currencies.

    The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

    Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See 'Taxation.'

    Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ('future contracts') of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund will engage in such transactions only for bona fide hedging or non-hedging purposes in accordance with Commodity Futures Trading Commission ('CFTC') regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase.

    Although the Fund does not intend to engage in non-hedging transactions, in accordance with CFTC regulations, the Fund is permitted to engage in non-hedging transactions, provided that:

        (i) its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts does not exceed 5% of the liquidation preference of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

        (ii) the aggregate 'notional value' (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) of the contract, it does not exceed the liquidation preference of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

    Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

    Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ('calls') on securities, futures contracts and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be 'covered' as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument that it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

    Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ('puts') on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities, financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

    The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager and Subadvisor; and
(iv) the obligation to meet additional variation margin or other payment requirements.

    Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See 'Taxation.'

OTHER INVESTMENT COMPANIES


    The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager and Subadvisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the prospectus in the sections entitled 'Use of leverage,' the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager and Subadvisor.


RESTRICTED AND ILLIQUID SECURITIES

    When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

    The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ('Rule 144A Securities'). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Directors. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board of Directors has directed the Investment Manager and Subadvisor to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Fund may purchase securities on a 'when-issued' basis and may purchase or sell securities on a 'forward commitment' basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

    Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, certificates of deposit, bankers' acceptances issued by domestic banks having managed assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager and Subadvisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

INTEREST RATE TRANSACTIONS


    In order to seek to reduce the interest rate risk inherent in our underlying investments and capital structure, we may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. We may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.


    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a ceiling on leverage expenses. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.


    Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counter-party defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Preferred Shares or rate of interest on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counter-party does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Investment Manager and Subadvisor believe does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager and Subadvisor will continually monitor the financial stability of a counter-party to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the

Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.


    The Fund may choose or be required to redeem some or all of the Preferred Shares or prepay the Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.


                            INVESTMENT RESTRICTIONS

    The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

         1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its managed assets for temporary purposes;

         2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

         3. Purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

         4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, forward contracts and options thereon, and currency options and such similar instruments;

         5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of managed assets), through the use of repurchase agreements, and by the purchase of debt securities;

         6. Invest more than 25% of its managed assets in securities of issuers in any one industry other than the real estate industry, in which at least 25% of the Fund's managed assets will be invested; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

         7. Purchase securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 30% of the Fund's managed assets would then be invested in such securities;

         8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

         9. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        10. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.


    The investment restrictions numbered 1 through 6 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares and the Preferred Shares voting together as a single class, and of the holders of a 'majority of the outstanding' Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Investment restrictions numbered 7 through 11 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.



    Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after the issuance the value of the Fund's assets is at least 200% of the liquidation preference of the outstanding preferred stock (i.e., such liquidation preference may not exceed 50% of the Fund's assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's assets less liabilities other than borrowing is at least 200% of such liquidation preference. The Fund intends, to the extent possible, to purchase or redeem the Preferred Shares from time to time to the extent necessary in order to maintain coverage of the Preferred Shares of at least 200%. If the Fund has Preferred Shares or any other shares of preferred stock outstanding, two of the Fund's Directors will be elected by the holders of the Preferred Shares and any other shares of preferred stock outstanding, voting separately as a class. The remaining Directors of the Fund will be elected by Common Stockholders and holders of the Preferred Shares, and any other shares of outstanding preferred stock voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares, and any other shares of outstanding preferred stock for two years, stockholders of the Preferred Shares and any other shares of outstanding preferred stock, voting together as a single class, would be entitled to elect a majority of the Directors of the Fund.


    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

                             MANAGEMENT OF THE FUND


    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, Subadvisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager, the Subadvisor, and the Fund's administrator, subject always to the investment objectives and policies of the
Fund and to the general supervision of the Directors. As of            , 2005,
the Directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.


    Basic information about the identity and experience of each Director and officer is set forth in the charts below. Each such Director and officer is also a director or officer of Cohen & Steers

Dividend Majors Fund, Inc., Cohen & Steers Select Utility Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies advised by the Investment Manager, and Cohen & Steers Realty Shares Fund, Inc., Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Utility Fund, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Institutional Realty Shares Fund, Inc., Cohen & Steers VIF Realty Fund Inc. and Cohen & Steers International Realty Fund, Inc., which are open-end investment companies advised by the Investment Manager. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.'


    The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the Director are set forth below.

                                                                                   NUMBER OF
                                                                                  FUNDS WITHIN
                                                                                      FUND
                                                            PRINCIPAL OCCUPATION    COMPLEX
                                                                DURING PAST       OVERSEEN BY
                                                                  5 YEARS           DIRECTOR
                             POSITION HELD       TERM OF      (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)    THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------    ---------    -----------
INTERESTED DIRECTORS
Robert H. Steers ........  Director, Chairman  Until Next   Co-Chairman and           14        Since
757 Third Avenue            of the Board and   Election of  Co-Chief Executive                  Inception
New York, New York             Secretary       Directors    Officer of Cohen &
Age: 52                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.
Martin Cohen ............      Director,       Until Next   Co-Chairman and           14        Since
757 Third Avenue             President and     Election of  Co-Chief Executive                  Inception
New York, New York             Treasurer       Directors    Officer of Cohen &
Age: 56                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.
DISINTERESTED DIRECTORS
Bonnie Cohen* ...........       Director       Until Next   Consultant. Prior         14        Since
1824 Phelps Place, N.W.                        Election of  thereto,                            Inception
Washington, D.C.                               Directors    Undersecretary of
Age: 62                                                     State,
                                                            United States
                                                            Department of State.
                                                            Director of
                                                            Wellsford Real
                                                            Properties, Inc.
George Grossman .........       Director       Until Next   Attorney-at-law.          14        Since
17 Elm Place                                   Election of                                      Inception
Rye, New York                                  Directors
Age: 51

                                                  (table continued on next page)

(table continued from previous page)


                                                                                   NUMBER OF
                                                                                  FUNDS WITHIN
                                                                                      FUND
                                                            PRINCIPAL OCCUPATION    COMPLEX
                                                                DURING PAST       OVERSEEN BY
                                                                  5 YEARS           DIRECTOR
                             POSITION HELD       TERM OF      (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)    THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------    ---------    -----------
Richard E. Kroon ........       Director       Until Next   Board member of           14        Since
328 Newman Springs Rd.                         Election of  Finlay Enterprises,                 Inception
Red Bank, New Jersey                           Directors    Inc. (operator of
Age: 62                                                     department store
                                                            fine jewelry leased
                                                            departments) and
                                                            several private
                                                            companies; member of
                                                            Investment
                                                            Subcommittee,
                                                            Monmouth University;
                                                            retired Chairman and
                                                            Managing Partner of
                                                            the Sprout Group
                                                            venture capital
                                                            funds, then an
                                                            affiliate of
                                                            Donaldson, Lufkin &
                                                            Jenrette Securities
                                                            Corporation; and
                                                            former Chairman of
                                                            the National Venture
                                                            Capital Association.
Richard J. Norman .......       Director       Until Next   Private Investor.         14        Since
7520 Hackamore Drive                           Election of  President of the                    Inception
Potomac, Maryland                              Directors    Board of Directors
Age: 61                                                     of Maryland Public
                                                            Television, Board
                                                            Member of the
                                                            Salvation Army.
                                                            Prior thereto,
                                                            Investment
                                                            Representative of
                                                            Morgan Stanley Dean
                                                            Witter.


                                                  (table continued on next page)

(table continued from previous page)


                                                                                   NUMBER OF
                                                                                  FUNDS WITHIN
                                                                                      FUND
                                                            PRINCIPAL OCCUPATION    COMPLEX
                                                                DURING PAST       OVERSEEN BY
                                                                  5 YEARS           DIRECTOR
                             POSITION HELD       TERM OF      (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)    THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------    ---------    -----------
Frank K. Ross ...........       Director       Until Next   Professor of              14        Since
10130 Darmuid Green Drive                      Election of  Accounting, Howard                  Inception
Potomac, Maryland                              Directors    University; Board
Age: 61                                                     member of NCRIC
                                                            Group, Inc.
                                                            (insurance) and
                                                            Pepco Holdings, Inc.
                                                            (electric utility).
                                                            Formerly,
                                                            Midatlantic Area
                                                            Managing Partner for
                                                            Audit and Risk
                                                            Advisory Services at
                                                            KPMG LLP and
                                                            Managing Partner of
                                                            its Washington, DC
                                                            Office.
Willard H. Smith                Director       Until Next   Board member of           14        Since
Jr.'D'D' ................                      Election of  Essex Property Trust                Inception
7231 Encelia Drive                             Directors    Inc., Highwoods
La Jolla, California                                        Properties, Inc.,
Age: 68                                                     Realty Income
                                                            Corporation and
                                                            Crest Net Lease,
                                                            Inc. Managing
                                                            Director at Merrill
                                                            Lynch & Co., Equity
                                                            Capital Markets
                                                            Division from 1983
                                                            to 1995.
C. Edward Ward, Jr. .....       Director       Until Next   Member of the Board       14        Since
788 Columbus Avenue,                           Election of  of Trustees of                      Inception
Apt. 7G                                        Directors    Manhattan College,
New York, New York                                          Riverdale, New York.
Age: 58                                                     Formerly head of
                                                            closed-end fund
                                                            listings for the New
                                                            York Stock Exchange.


---------
 * Martin Cohen & Bonnie Cohen are unrelated.
** Messrs. Cohen and Steers are 'interested persons' as defined in the 1940 Act because of their positions with the Investment Manager.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

  'D' Mr. Kroon may own securities of one or more of the underwriters, and solely as a result of his ownership of securities of one or more of the underwriters, he may technically be an `interested person' of the Fund as defined in the 1940 Act until after completion of this offering. After the completion of this offering, he will be a non-interested Director, and he will become a member of the Audit Committee, Nominating Committee, Contract Review Committee and Governance Committee at that time.
'D'D' Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an `interested person' of the Fund as defined in the 1940 Act until after completion of this offering. After the completion of this offering, he will be a non-interested Director, and he will become a member of the Audit Committee, Nominating Committee, Contract Review Committee and Governance Committee at that time.

    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below (except for Messrs. Cohen and Steers, whose information is provided above).

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  -------------------  -------------------------------------------
Joseph M. Harvey .............  Vice President       President of Cohen & Steers Capital
757 Third Avenue                                     Management, Inc. the Fund's Investment
New York, New York                                   Manager since 2003. Prior thereto, Senior
Age: 41                                              Vice President and Director of Investment
                                                     Research of the Fund's Investment Manager.

James S. Corl ................  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since 2000, prior to
Age: 38                                              that Vice President.

William F. Scapell ...........  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since February 2003.
Age: 38                                              Prior thereto, he was the chief strategist
                                                     for preferred securities at Merrill Lynch &
                                                     Co.

Adam M. Derechin .............  Vice President and   Chief Operating Officer of Cohen & Steers
757 Third Avenue                Assistant Treasurer  Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since August, 2003.
Age: 40                                              Prior thereto, he was Senior Vice President
                                                     of the Fund's Investment Manager since
                                                     1998.

Lawrence B. Stoller ..........  Assistant Secretary  Senior Vice President and General Counsel
757 Third Avenue                                     of Cohen & Steers Capital Management, Inc.,
New York, New York                                   the Fund's Investment Manager, since 1999.
Age: 41                                              Prior to that, Associate General Counsel,
                                                     Neuberger Berman Management, Inc. (money
                                                     manager); and Assistant General Counsel,
                                                     The Dreyfus Corporation (money manager).

John E. McLean ...............  Chief Compliance     Vice President and Associate General
757 Third Avenue                Officer              Counsel of Cohen & Steers Capital
New York, NY                                         Management since September 2003. Prior to
Age: 34                                              that, Vice President, Law & Regulation,
                                                     J. & W. Seligman & Co. Incorporated (money
                                                     manager); and Associate, Battle Fowler LLP
                                                     (law firm).

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex.


                                                                                    AGGREGATE DOLLAR
                                                                                    RANGE OF EQUITY
                                                                                   SECURITIES IN THE
                                                              DOLLAR RANGE OF        COHEN & STEERS
                                                            EQUITY SECURITIES IN          FUND
                                                               THE FUND AS OF        COMPLEX AS OF
                                                                    2005                  2005
                                                                    ----                  ----
Robert H. Steers..........................................
Martin Cohen..............................................
Bonnie Cohen..............................................
George Grossman...........................................
Richard E. Kroon..........................................
Richard Norman............................................
Frank K. Ross.............................................
Willard H. Smith Jr.......................................
C. Edward Ward, Jr........................................


    Conflicts of Interest. No Director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager or Subadvisor, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by or under common control with the Investment Manager or Subadvisor.

BOARD'S ROLE IN FUND GOVERNANCE

    Committees. The Fund's Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee, each of which is composed of all of the Directors who are not 'interested persons' of the Fund, as defined in the 1940 Act. The members of each committee are Ms. Cohen and Messrs. Grossman, Kroon, Norman, Ross, Smith and Ward.

    The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund's independent registered public accounting firm, and the performance of the Fund's internal control systems and independent registered public accounting firm.

    The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the director nominees for the next annual meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Funds' stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund's Secretary.

    The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board.

    The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of independent directors for service on the Board and any Board committee.

    Approval of Investment Management Agreement and Sub-advisory Agreement. The Board of Directors of the Fund, including a majority of the Directors who are not parties to the Fund's Investment Management Agreement, or interested persons of any such party ('Independent

Directors'), has the responsibility under the 1940 Act to approve the Fund's proposed Investment Management Agreement and Sub-advisory Agreement for their initial two year terms and their continuation annually thereafter at meetings of the Board called for the purpose of voting on the approvals or continuations. The Investment Management Agreement and Sub-advisory Agreement for the Fund were each discussed at a meeting held on February 17, 2005 and were each unanimously approved for an initial two-year term by the Fund's Board, including the
Independent Directors, at a meeting held on March   , 2005.


    In considering whether to approve the Fund's Investment Management Agreement, the Board reviewed the materials provided by the Investment Manager and Fund counsel, which included, among other things, fee and expense information and performance comparisons of funds with profiles similar to those of the Fund, prepared by the Investment Manager, information regarding the past performance of funds managed by the Investment Manager and memoranda outlining the legal duties of the Board. The Board also met with investment advisory personnel from the Investment Manager. In considering whether to approve the Fund's Sub-advisory Agreement, the Board reviewed materials provided by the Investment Manager and the Subadvisor regarding the experience and performance track record of the Subadvisor, met with a principal of the Subadvisor and discussed with the Investment Manager and Chief Compliance Officer of the Fund the rationale for the Investment Manager's parent company's (i.e. Cohen & Steers, Inc.) agreement to acquire a 50% interest in the Subadvisor. The Board considered factors relating to both the selection of the investment advisers and the approval of the advisory fee when reviewing the Investment Management Agreement and the Sub-advisory Agreement. In particular, the Board considered the following:


    (i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisor: The Directors reviewed the services that the Investment Manager would provide to the Fund, including, but not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Directors also discussed with officers and portfolio managers of the Fund the amount of time the Investment Manager and the Subadvisor would dedicate to the Fund and the type of transactions that would be done on behalf of the Fund. The Directors then considered the allocation of responsibilities between the Investment Manager and the Subadvisor, noting that the Investment Manager would oversee the entire operations of the Fund, including the supervision of the Subadvisor. The Investment Manager would have responsibility for all investments in preferred securities. In addition, the Investment Manager would have direct portfolio management responsibility for investments in the United States and Canada while the Subadvisor would have direct responsibility for investments in Europe and Asia (including Australia), as well as collaborating with the Investment Manager on overall portfolio allocation. The Directors noted that the Investment Manager also would have responsibility for the overall regional and country allocation of the Fund's portfolio. Additionally, the Directors considered the services provided by the Investment Manager to its other closed-end investment companies that invest substantially in real estate securities, including Cohen & Steers REIT and Utility Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc. The Directors also considered the services provided by other investment advisers to real estate funds.

    The Board determined that the services proposed for the Fund by the Subadvisor would be similar to those being provided to other funds and accounts by the Subadvisor. The Board noted that the services proposed for the Fund by the Investment Manager and the Subadvisor would be in certain respects different and distinct from the Investment Manager's existing funds, but determined that the Subadvisor's experience in the non-U.S. real estate securities markets coupled with the Investment Manager's experience in the general securities market and U.S. real estate securities markets would provide the background and expertise to further the Fund's objectives. They also took into consideration the favorable history, reputation and background of the Investment Manager's portfolio managers for the Fund, finding that these would likely have an impact on the success of the Fund. Additionally, they noted the long-term relationship of the portfolio managers for the Subadvisor and their long-term experience in managing real estate securities. Lastly, the Directors noted the Investment Manager's ability to attract quality and experienced personnel and its continuing effort to expand its capabilities. The Directors concluded that the proposed services of the Investment Manager and Subadvisor to the Fund compared favorably to services provided by the Investment Manager and the Subadvisor for other funds and accounts in both nature and quality. The Directors concluded that the scope of services provided by the Investment Manager and the Subadvisor would be consistent with other subadvised funds and would be suitable for the Fund.


    (ii) Investment performance of the Fund and the Investment Manager and
Subadvisor: Because the Fund is recently formed, the Directors did not consider the investment performance of the Fund. The Directors reviewed the Investment Manager's performance for its other closed-end real estate funds. In particular, the Directors noted that the Investment Manager managed several real estate funds most of which were outperforming the indices and their competitors. The Directors recognized that past performance is not an indicator of future performance, but found that the Investment Manager had the necessary expertise in managing real estate securities to manage the Fund. The Directors determined that the Investment Manager would be an appropriate investment adviser for the Fund.


    The Directors reviewed the Subadvisor's performance for its Houlihan Rovers 2020 portfolio, noting that the portfolio had outperformed the S&P Citigroup BMI World Property Index (as of October 31, 2004) since the portfolio's inception in April 2003. The Directors also reviewed the comparable performance of the Houlihan Rovers Europe Composite -- I Shares against the GPR250 Europe (UK restricted) Real Estate Securities Index (as of October 31, 2004) since the Composite's inception in February 2001. The Directors also noted the experience of Messrs. Houlihan and Rover in the global real estate securities market. The Directors determined that the Subadvisor would be an appropriate investment adviser for the Fund.

    (iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Directors considered the anticipated cost of the services provided by the Investment Manager. Under the Investment Management Agreement, the Fund would pay the Investment Manager a monthly management fee computed at the annual rate of 0.95% of the average daily managed assets of the Fund. The Directors noted that under the Sub-advisory Agreement, the Investment Manager would pay the Subadvisor a monthly management fee computed at the annual rate of 0.10% of the average daily managed assets of the Fund for the first two years of the Fund's operations, 0.15% during the third year of operations, 0.20% during the fourth year of operations and 0.25% thereafter. As part of their analysis, the Directors considered fee and expense estimates compiled by the Investment Manager. The Directors also considered the fact that the Investment Manager has agreed to waive 0.45% of its investment management fees during the Fund's first two years of operations significantly reducing the Fund's total expense ratio, and to waive 0.30% in third year of operation and 0.15% in year four.


    In reviewing the proposed investment management fee, the Directors considered the management fees of closed-end funds that invest globally (including the one other closed-end global real estate fund), closed-end real estate funds that generally invest in U.S. real estate securities and open-end, global real estate funds that currently exist in the market. In light of the fact that there is only one other closed-end global real estate fund, the Directors in particular considered the fees of global closed-end funds, noting that the Fund's proposed investment management fee and total expense ratio is in line with the respective averages of those funds. The Directors also noted the portion of the advisory fee proposed to be paid by the Investment Manager to the Subadvisor corresponded with the percentage of the portfolio the Subadvisor would directly manage and appeared to be consistent with the Subadvisor's overall duties with respect to the Fund. The Directors also considered the fact that the Investment Manager will waive 0.45% of its fee during the first two years of operations, resulting in a net investment management fee and net total expense ratio that compare very favorably during the initial term of the proposed investment management agreement. The Directors did not consider the profitability of the Fund, since the Fund is recently formed with no operating history.

    (iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Directors noted that the Investment Manager did not currently expect this Fund to grow to a size that would allow the Fund to experience significant economies of scale and, therefore, noted that the fee levels do not reflect any such economies of scale.

    (v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Directors compared both the services to be rendered and the fees to be paid under the Investment Management Agreement to other contracts of the Investment Manager and to contracts of other investment advisers to registered investment companies investing in real estate securities. The Directors also considered fees charged by the Investment Manager to institutional and other clients. The Directors also compared the services to be rendered by the Subadvisor and the fees to be paid under the Sub-advisory Agreement to other contracts of the Subadvisor.

    The Directors then took into consideration other benefits to be derived by the Investment Manager and the Subadvisor in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager and the Subadvisor would be eligible to receive by allocating the Fund's brokerage transactions. The Directors also noted the administrative services provided under the Administration Agreement by the Investment Manager for the Fund such as operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board to serve as officers of the Fund, noting that these services were beneficial to the Fund. The Directors noted that the administrative work for a global fund is expected to be at least equivalent to the administrative work required of a fund that invests significantly in preferred securities.

    No single factor was determinative to the decision of the Board. Rather, after weighing all of the reasons discussed above, the Board, including the Independent Directors, unanimously approved the Investment Management Agreement and the Sub-Advisory Agreement.

                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS


    The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the fiscal year ending December 31, 2005 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2004. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $4,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed 'Total Compensation from Fund Complex Paid to Directors,' the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the fifteen other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                                  TOTAL
                                                                              COMPENSATION
                                                               AGGREGATE        FROM FUND
                                                              COMPENSATION   COMPLEX PAID TO
         NAME OF PERSON, POSITION OF FUND DIRECTORS            FROM FUND        DIRECTORS
         ------------------------------------------            ---------        ---------
Bonnie Cohen,* Director.....................................  $     6,500        $85,625
Martin Cohen,** Director and President......................  $         0        $     0
George Grossman,* Director..................................  $     6,500        $85,625
Richard E. Kroon,*'D' Director..............................  $     6,500        $25,500
Richard J. Norman,* Director................................  $     6,500        $85,625
Frank K. Ross,* Director....................................  $     6,500        $71,000
Willard H. Smith Jr.,*'D'D' Director........................  $     6,500        $85,625
Robert H. Steers,** Director and Chairman...................  $         0        $     0
C. Edward Ward, Jr.,* Director..............................  $     6,500        $25,500


---------

 * Member of the Audit Committee, Nominating Committee, Governance Committee and Contract Review Committee.

** 'Interested person,' as defined in the 1940 Act, of the Fund because of affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.


 'D' Mr. Kroon may own securities of one or more of the underwriters, and solely as a result of his ownership of securities of one or more of the underwriters, he may technically be an 'interested person' of the Fund as defined in the 1940 Act until after completion of this offering. After the completion of this offering, he will be a non-interested Director, and he will become a member of the Audit Committee, Nominating Committee, Contract Review Committee and Governance Committee at that time.



'D'D' Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of this offering. After the completion of this offering, he will be a non-interested Director, and he will become a member of the Audit Committee, Nominating Committee, Contract Review Committee and Governance Committee at that time.

PRINCIPAL STOCKHOLDERS


    To the knowledge of the Fund, as of           , 2005, no current director of
the Fund owned 1% or more of the outstanding Common Shares, and the officers and directors of the Fund owned, as a group, less than 1% of the Common Shares.



    As of           , 2005, no person to the knowledge of the Fund, owned
beneficially more than 5% of the outstanding Common Shares.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER


    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Dividend Majors Fund, Inc., Cohen & Steers Select Utility Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Realty Shares Fund, Inc., Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Utility Fund, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Institutional Realty Shares Fund, Inc., Cohen & Steers VIF Realty Fund, Inc. and Cohen & Steers International Realty Fund, Inc., which are open-end investment companies. Mr. Cohen and Mr. Steers are 'controlling persons' of the Investment Manager on the basis of their ownership of the Investment Manager's stock.


    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

    The Investment Manager will be responsible for the overall management of the Fund's portfolio, including the allocation of the portfolio among the various regions and countries. The Investment Manager is responsible for all investments in preferred securities. The Investment Manager will have specific responsibility for making investment decisions with respect to U.S. and Canadian securities. The Investment Manager also is responsible for the supervision and ongoing monitoring of the Subadvisor and may collaborate with the Subadvisor on certain investments.

    Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.95% of the average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on any Preferred Shares, plus the principal amount on any borrowings) of the Fund. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of 0.45% of average daily total managed assets for the first two years of the Fund's operations (through March 31, 2007), and in declining amounts for each of the two years thereafter (through March 31, 2009).

    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

THE SUBADVISOR

    Houlihan Rovers S.A., with offices located at 166 Chaussee de la Hulpe, 170 Brussels, Belgium, is the Subadvisor to the Fund. The Subadvisor, a registered investment adviser, was
formed in February 2000 and as of            , 2005 had $   million of assets
under management. The Investment Manager's parent company owns 50% of the capital stock of the Subadvisor.


    Pursuant to the Sub-advisory Agreement, the Subadvisor has specific responsibility for making all portfolio investments with respect to European and Asian securities (including Australian securities), as well as collaborating with the Investment Manager on overall portfolio allocation.


    For its services under the Sub-advisory Agreement between the Investment Manager and the Subadvisor, the Investment Manager (not the Fund) pays the Subadvisor a monthly fee at the annual rate of 0.10% of the average daily managed assets of the Fund for the first two years of the Fund's operations; 0.15% of average daily managed assets in year three; 0.20% of average daily managed assets in year four; and 0.25% of average daily managed assets thereafter.



PORTFOLIO MANAGERS



    The Fund's portfolio managers (each referred to as a 'portfolio manager') are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of February 28, 2004, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other acconts that they manage.



Martin Cohen



                                                              NUMBER OF ALL   TOTAL ASSETS OF
                                                                ACCOUNTS       ALL ACCOUNTS
                                                                --------       ------------
Registered Investment Companies.............................       12         $12,762,754,006
Other Pooled Investment Vehicles............................        4         $   853,688,495
Other Accounts..............................................       34         $ 2,329,161,630



Robert H. Steers



                                                              NUMBER OF ALL   TOTAL ASSETS OF
                                                                ACCOUNTS       ALL ACCOUNTS
                                                                --------       ------------
Registered Investment Companies.............................       12         $12,762,754,006
Other Pooled Investment Vehicles............................        4         $   853,688,495
Other Accounts..............................................       34         $ 2,329,161,630



Joseph M. Harvey



                                                              NUMBER OF ALL   TOTAL ASSETS OF
                                                                ACCOUNTS       ALL ACCOUNTS
                                                                --------       ------------
Registered Investment Companies.............................       12         $12,762,754,006
Other Pooled Investment Vehicles............................        4         $   853,688,495
Other Accounts..............................................       34         $ 2,329,161,630



James S. Corl



                                                              NUMBER OF ALL   TOTAL ASSETS OF
                                                                ACCOUNTS       ALL ACCOUNTS
                                                                --------       ------------
Registered Investment Companies.............................       12         $12,762,754,006
Other Pooled Investment Vehicles............................        4         $   853,688,495
Other Accounts..............................................       34         $ 2,329,161,630



William F. Scapell



                                                              NUMBER OF ALL   TOTAL ASSETS OF
                                                                ACCOUNTS       ALL ACCOUNTS
                                                                --------       ------------
Registered Investment Companies.............................       10         $10,797,343,879
Other Pooled Investment Vehicles............................        3         $   324,629,554
Other Accounts..............................................       15         $   462,004,356

W. Joseph Houlihan



                                                              NUMBER OF ALL   TOTAL ASSETS OF
                                                                ACCOUNTS       ALL ACCOUNTS
                                                                --------       ------------
Registered Investment Companies.............................        0              $0
Other Pooled Investment Vehicles............................        4          $141,354,757
Other Accounts..............................................        6          $445,553,556



Gerios J.M. Rovers



                                                              NUMBER OF ALL   TOTAL ASSETS OF
                                                                ACCOUNTS       ALL ACCOUNTS
                                                                --------       ------------
Registered Investment Companies.............................        0              $0
Other Pooled Investment Vehicles............................        4          $141,354,757
Other Accounts..............................................        6          $445,553,556



    The Fund is a recently organized investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owns any securities issued by the Fund.



    It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager to allocate investment ideas pro rata to all accounts with the same primary investment objective.



    Investment Manager Compensation Structure. Compensation of the Investment Manager's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Investment Manager's parent, Cohen & Steers, Inc. ('CNS'). The Investment Manager's investment professionals including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or around the December 31st fiscal year-end of CNS. This compensation structure has been in place since the initial public offering of common stock of CNS in 2004.



    Method to Determine Compensation. The Investment Manager compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund's and accounts' success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Investment Manager does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. The Investment Manager also bases its base compensation for its portfolio managers on the portfolio manager's seniority and position with the firm.



    The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers' performance in meeting them. The Investment Manager seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Investment Manager participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Investment Manager's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.



    Subadvisor Compensation Structure. Compensation of the Subadvisor's portfolio managers and other investment professionals has two primary components: (1) a base salary and (2) an annual cash bonus. The Subadvisor's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Subadvisor's investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary, if any, are typically paid or put into effect at or around December 31st of each year. This compensation structure has been in place since February 2000.



    The portfolio managers of the Subadvisor are also principals of the firm and own 50% of the Subadvisor's capital stock. As a result, a significant percentage of the compensation of these portfolio managers may consist of the distribution of their proportionate share of the Subadvisor's net income.



    Method to Determine Compensation. The Subadvisor compensates its portfolio managers based on a number of factors. The board of the Subadvisor will consider the scale and complexity of the portfolio managers' responsibilities and the total return performance of accounts versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods. Performance is evaluated on a pre-tax and pre-expense basis. Consideration may also be given to risk-adjusted performance. Investment performance is evaluated on an aggregate basis of all accounts. The Subadvisor does not have any funds or accounts with performance-based advisory fees.



    In addition to investment performance, since the portfolio managers are also principals of the Subadvisor, the board of the Subadvisor will consider the success of the portfolio managers in meeting their business goals and objectives. While the salaries of the Subadvisor's portfolio managers are comparatively fixed, cash bonuses and the proportionate distribution of net income may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and distributions of net income will represent a substantial portion of total compensation.


ADMINISTRATIVE SERVICES

    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Company, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund's average daily managed assets.

    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, stockholders reports, and Securities and Exchange Commission filings; and (iv) responding to stockholder inquiries.


    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets in the Fund at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers fund complex to State Street Bank is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred stock outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred stock. The Fund is then responsible for its pro rata amount of the aggregate administration fee.


    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and The Bank of New York, as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank, which has its principal business office at 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments. The Bank of New York, which has its principal business office at 101 Barclay Street, Floor 11 East, New York, NY 10286, has been retained as the Fund's transfer agent, dividend disbursing agent and registrar. Neither State Street nor The Bank of New York has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

CODE OF ETHICS

    The Fund, the Investment Manager and the Subadvisor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of the Fund and the Investment Manager, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. The code of ethics of the Subadvisor, among other things, prohibits investment by employees in European real estate securities and requires employees to obtain prior approval for personal securities transactions, with limited exceptions (e.g. commercial paper, CDs). These codes of ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-942-8090), is available on the EDGAR Database on the Securities and Exchange Commission's web site at http:\\www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Securities and Exchange Commission at Public Reference Section, Washington, D.C. 20549-0102.

PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

    The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

PROXY VOTING

    The Fund's Board of Directors has delegated the responsibility for voting proxies on behalf of the Fund to both the Investment Manager and the Subadvisor, and has determined that the Investment Manager and the Subadvisor will each vote proxies with respect to those portfolio companies for which they have investment responsibility. The following is a summary of the proxy voting policies and procedures for the Investment Manager and Subadvisor.

    Voting rights are an important component of corporate governance. The Investment Manager and Subadvisor have three overall objectives in exercising voting rights:

        A. Responsibility. The Investment Manager and Subadvisor shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's stockholders. Although accountability can be promoted in a variety of ways, protecting stockholder voting rights may be among our most important tools.

        B. Rationalizing Management and Stockholder Concerns. The Investment Manager and Subadvisor seek to ensure that the interests of a company's management and board are aligned with those of the company's stockholders. In this respect, compensation must be structured to reward the creation of stockholder value.

        C. Stockholder Communication. Since companies are owned by their stockholders, the Investment Manager and Subadvisor seek to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that stockholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

    In exercising voting rights, the Investment Manager and Subadvisor shall conduct themselves in accordance with the general principles set forth below.

        1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

        2. In exercising voting rights, the Investment Manager and Subadvisor shall engage in a careful evaluation of issues that may materially affect the rights of stockholders and the value of the security.

        3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

        4. In exercising voting rights on behalf of clients, the Investment Manager and Subadvisor Subadvisor conduct themselves in the same manner as if it were the constructive owner of the securities.

        5. To the extent reasonably possible, the Investment Manager and Subadvisor participate in each stockholder voting opportunity.

        6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

        7. The Investment Manager and Subadvisor, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

    Set forth below are general guidelines that the Investment Manager and Subadvisor shall follow in exercising proxy voting rights:

        Prudence. In making a proxy voting decision, the Investment Manager and Subadvisor shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

        Third Party Views. While the Investment Manager and Subadvisor may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize stockholder value.

        Stockholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, The Investment Manager and Subadvisor shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager and Subadvisor may discount long-term views on a short-term holding).

    Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager and Subadvisor must be guided by its reasonable judgment to vote in a manner that the Investment Manager and Subadvisor deem to be in the best interests of the Fund and its stockholders.

STOCK-BASED COMPENSATION

    Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager and Subadvisor always favor compensation plans that align the interests of management and stockholders. The

Investment Manager and Subadvisor generally approve compensation plans under the following conditions:


        10% Rule. The dilution effect of the recently authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.


        Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

        Plan Amendments. Compensation plans should not be materially amended without stockholder approval.

        Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

        Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without stockholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager and Subadvisor will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without stockholder approval.

        Reload/Evergreen Features. The Investment Manager and Subadvisor will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ('evergreen') feature.

        Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager and Subadvisor support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager and Subadvisor also support employee stock purchase plans, although the Investment Manager and Subadvisor generally believe the discounted purchase price should be at least 85% of the current market price.

        Vesting. Restricted stock awards normally should vest over at least a two-year period.

        Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

CHANGE OF CONTROL ISSUES

    While the Investment Manager and Subadvisor recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing stockholder value. As a result, the Investment Manager and Subadvisor oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager's and Subadvisor's guidelines on change of control issues:

        Stockholder Rights Plans. The Investment Manager and Subadvisor acknowledge that there are arguments for and against stockholder rights plans, also known as 'poison pills.' Companies should put their case for rights plans to stockholders. The Investment Manager and Subadvisor generally vote against any directors who, without stockholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

        Golden Parachutes. The Investment Manager and Subadvisor oppose the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against 'golden parachute' plans because they impede potential takeovers that stockholders should be free to consider. The Investment Manager and Subadvisor generally withhold votes at the next stockholder meeting for directors who to its knowledge approved golden parachutes.

        Approval of Mergers -- The Investment Manager and Subadvisor vote against proposals that require a super-majority of stockholders to approve a merger or other significant business combination. The Investment Manager and Subadvisor support proposals that seek to lower super-majority voting requirements.

ROUTINE ISSUES

    Director Nominees in a Non-Contested Election -- The Investment Manager and Subadvisor generally vote in favor of management proposals on director nominees.

    Director Nominees in a Contested Election -- By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

    Board Composition -- The Investment Manager and Subadvisor support the election of a board that consists of at least a majority of independent directors. The Investment Manager and Subadvisor generally withhold support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. The Investment Manager and Subadvisor also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.


    Classified Boards -- Because a classified board structure prevents stockholders from electing a full slate of directors at annual meetings, the Investment Manager and Subadvisor generally vote against classified boards. The Investment Manager and Subadvisor vote in favor of stockholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows stockholders, by written consent, to remove a majority of directors at any time, with or without cause.


    Barriers to Stockholder Action -- The Investment Manager and Subadvisor vote to support proposals that lower the barriers to stockholder action. This includes the right of stockholders to call a meeting and the right of stockholders to act by written consent.

    Cumulative Voting -- Having the ability to cumulate votes for the election of directors -- that is, cast more than one vote for a director about whom they feel strongly -- generally increases stockholders' rights to effect change in the management of a corporation. The Investment Manager and Subadvisor therefore generally support proposals to adopt cumulative voting.

    Ratification of Registered Public Accounting Firms -- Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, the Investment Manager's and Subadvisor's general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

STOCK RELATED ITEMS

    Increase Additional Common Stock -- The Investment Manager's and Subadvisor's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

    Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

        1. creates a blank check preferred stock; or

        2. establishes classes of stock with superior voting rights.

    Blank Check Preferred Stock -- Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager and Subadvisor may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that
(i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager and Subadvisor.

    Preemptive Rights -- Votes are cast in favor of stockholder proposals restoring limited preemptive rights.

    Dual Class Capitalizations -- Because classes of common stock with unequal voting rights limit the rights of certain stockholders, the Investment Manager and Subadvisor vote against adoption of a dual or multiple class capitalization structure.

SOCIAL ISSUES

    The Investment Manager and Subadvisor believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that stockholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager and Subadvisor generally vote against these types of proposals, which are generally initiated by stockholders, unless the Investment Manager and Subadvisor believe the proposal has significant economic implications.

OTHER SITUATIONS

    No set of guidelines can anticipate all situations that may arise. The Investment Manager's and Subadvisor's portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

PROXY VOTING PROCEDURES

    The Investment Manager and Subadvisor maintain a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

    The Investment Committee of the Investment Manager and Subadvisor shall have responsibility for voting proxies, under the supervision of the Director of Research and the Chief Information Officer, respectively. The Director of Research's and Chief Information Officer's, as applicable, designee (the 'Designee') shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The Investment Manager and Subadvisor's General Counsel and Compliance Officer of Human Resources, respectively shall have overall responsibility for ensuring that the Investment Manager and Subadvisor comply with all proxy voting requirements and procedures.

RECORDKEEPING

    The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Investment Manager and Subadvisor:

        Name of the company

        Ticker symbol

        CUSIP number

        Stockholder meeting date

        Brief identification of each matter voted upon

        Whether the matter was proposed by management or a stockholder

        Whether the Investment Manager and Subadvisor voted on the matter

        If the Investment Manager and Subadvisor voted, then how the Investment Manager and Subadvisor voted

        Whether the Investment Manager and Subadvisor voted with or against management

    The Investment Manager's and Subadvisor's General Counsel and Compliance Officer of Human Resources, respectively shall be responsible for maintaining and updating the Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by the Investment Manager and Subadvisor and were deemed material to making a voting decision or that memorialized the basis for the decision.

    The Investment Manager and Subadvisor shall rely on the Securities and Exchange Commission's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

CONFLICTS OF INTEREST

    There may be situations in which the Investment Manager or Subadvisor may face a conflict between its interests and those of its clients or fund stockholders. Potential conflicts are most likely to fall into three general categories:

        Business Relationships -- This type of conflict would occur if the Investment Manager, Subadvisor or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of the Investment Manager, Subadvisor or its affiliate with the company or proponent. In the context of the Investment Manager or Subadvisor, this could occur if an affiliate of the Investment Manager has a material business relationship with a company that Investment Manager or Subadvisor has invested in on behalf of the Fund, and the Investment Manager or Subadvisor is encouraged to vote in favor of management as an inducement to acquire or maintain the affiliate's relationship.

        Personal Relationships -- The Investment Manager, Subadvisor or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

        Familial Relationships -- The Investment Manager, Subadvisor or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

    The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average stockholder. Materiality will be judged under a two-step approach:

        Financial Based Materiality -- The Investment Manager or Subadvisor presumes a conflict to be non-material unless it involves at least $500,000.

        Non-Financial Based Materiality -- Non-financial based materiality would impact the members of the Investment Manager's Investment Committee, who are responsible for making proxy voting decisions.

    Finally, if a material conflict exists, the Investment Manager and Subadvisor shall vote in accordance with the advice of a proxy voting service.

    The Investment Manager's and Subadvisor's General Counsel and Compliance Officer of Human Resources, respectively shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

        Identifying Conflicts -- The Investment Manager and Subadvisor are responsible for monitoring the relationships of the Investment Manager's and Subadvisor's affiliates for purposes of the Investment Manager's and Subadvisor's Inside Information Policy and Procedures. The general counsel (or his designee) and compliance officer (or his designee), as applicable, maintains a watch list and a restricted list. The Investment Manager's Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at the Investment Manager and Subadvisor, for which potential concerns might arise. When a company is placed on the restricted list, the general counsel (or his designee) and compliance officer (or his designee), as applicable, shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the general counsel and compliance officer, as applicable, shall inform the Investment Committee that no proxy vote is to be submitted for that company until the general counsel and compliance officer, as applicable, complete the conflicts analysis.

        For purposes of monitoring personal or familial relationships, the general counsel (or his designee) and compliance officer (or his designee), as aplicable, shall receive on at least an annual basis from each member of the Investment Manager's Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or
    (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

        Identifying Materiality -- The General Counsel and Compliance Officer of Human Resources, respectively (or their designees) shall be responsible for determining whether a conflict is material. They shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

        Communication with Investment Committee; Voting of Proxy -- If the General Counsel and Compliance Officer of Human Resources, respectively determine that the relationship between the Investment Manager's or Subadvisor's affiliate and a company is financially material, he shall communicate that information to the members of the Investment Manager's Investment Committee and instruct them, and the Designee, that the Investment Manager and Subadvisor will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager and Subadvisor. Any personal or familiar relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case the Investment Manager and Subadvisor again will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager and Subadvisor. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify the Investment Manager and Subadvisor from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

    In cases in which the Investment Manager and Subadvisor will vote its proxy based on the advice of a consulting firm, the general counsel (or his designee) or compliance officer (or his designee), as applicable, shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel or Compliance Officer will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager and Subadvisor. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

    In selecting a broker to execute each particular transaction, the Investment Manager and Subadvisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager and Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager and Subadvisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager and Subadvisor determine in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's or Subadvisor's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and Subadvisor and is available for the benefit of other accounts advised by the Investment Manager and Subadvisor and their respective affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's and Subadvisor's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager and Subadvisor it does not reduce the Investment Manager's and Subadvisor's expenses in a determinable amount. The extent to which the Investment Manager and Subadvisor make use of statistical, research and other services furnished by brokers is considered by the Investment Manager and Subadvisor in the allocation of brokerage business, but there is no formula by which such business is allocated. The Investment Manager and Subadvisor do so in accordance with its judgment of the best interests of the Fund and its stockholders.

                        DETERMINATION OF NET ASSET VALUE

    The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value of our Common Shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager and Subadvisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.


                 ADDITIONAL INFORMATION CONCERNING THE AUCTIONS
                              FOR PREFERRED SHARES



GENERAL



    Securities Depository. DTC will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the Preferred Shares contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Fund's Directors, as described under 'Description of Preferred Shares -- Voting Rights' in the Prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.



    DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of the Preferred Shares, whether for its own account or as a nominee for another person.



CONCERNING THE AUCTION AGENT



    The auction agent will act as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was grossly negligent in ascertaining the pertinent facts.



    The auction agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the auction agent's registry of holders, and the results of auctions and notices from any broker-dealer (or other person, if permitted by the Fund) with respect to transfers described under 'The Auction-Secondary Market Trading and Transfers of Preferred Shares' in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such Auction.



    The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.



BROKER-DEALERS



    The auction agent after each auction for the Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such broker-dealer at such auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a broker-dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the broker-dealer and were acquired by such broker-dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such broker-dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.



    The Fund may request the auction agent to terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after such termination.



    The broker-dealer agreement provides that a broker-dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all broker-dealers that they may no longer do so, in which case broker-dealers may continue to submit hold orders and sell orders for their own accounts. Any broker-dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a broker-dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction.

                           S&P AND MOODY'S GUIDELINES



    The descriptions of the S&P and Moody's Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under 'Further Information' in the Prospectus.



    The composition of the Fund's portfolio reflects guidelines (referred to herein as the 'Rating Agency Guidelines') established by S&P and Moody's in connection with the Fund's receipt of a rating of 'AAA' and 'Aaa' from S&P and Moody's, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.



    The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.



    The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the 'Preferred Shares Basic Maintenance Amount'). S&P and Moody's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency).



    The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.



    As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. As described by Moody's, an issue of preferred stock which is rated 'Aaa' is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



    Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody's by the Fund and obtained by S&P and Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.



S&P GUIDELINES



    Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.



    The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of Preferred Shares then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Preferred Shares will acquire certain rights. See 'Description of Preferred Shares -- Asset Maintenance.' 'Business Day,' as used in the Prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the NYSE is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.



    With respect to an S&P Eligible Asset specified below, the following applicable number is the S&P Discount Factor (used to determine the Discounted Value of any S&P Eligible Asset) provided that the S&P Exposure Period is 20 Business Days or less:



    (a) Types of S&P Eligible Assets



                                                             DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                       AAA RATING
--------------------------                                       ----------
Common Stock -- REITs and other real estate companies               162%
Common Stock -- Other                                               168%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating of at least BBB -                                    228%
REIT and Non-DRD eligible Preferred Stock with a senior or
  preferred stock rating of at least BBB -                          155%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating below BBB -                                          233%
REIT and non-DRD Eligible Preferred Stock with a senior or
  preferred stock rating below BBB -                                160%
Un-rated DRD Eligible Preferred Stock                               238%
Un-rated Non-DRD Eligible and un-rated REIT Preferred Stock         165%
Convertible bonds rated AAA to AAA -                                148%
Convertible bonds rated AA+ to AA -                                 155%
Convertible bonds rated A+ to A -                                   162%
Convertible bonds rated BBB+ to BBB -                               168%
Convertible bonds rated BB+ to BB -                                 175%
Convertible bonds rated B+ to B -                                   182%
Convertible bonds rated CCC+ to CCC -                               189%
U.S. Short-Term Money Market Investments with maturities of
  180 days or less                                                  104%

                                                             DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                       AAA RATING
--------------------------                                       ----------
U.S. Short-Term Money Market Investments with maturities of
  between 181 and 360 days                                          113%
U.S. Government Obligations (52 week Treasury Bills)                102%
U.S. Government Obligations (Two-Year Treasury Notes)               104%
U.S. Government Obligations (Five-Year Treasury Notes)              110%
U.S. Government Obligations (Ten-Year Treasury Notes)               117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)            130%
Agency Mortgage Collateral (Fixed 15-Year)                          129%
Agency Mortgage Collateral (Fixed 30-Year)                          132%
Agency Mortgage Collateral (ARM 1/1)                                122%
Agency Mortgage Collateral (ARM 3/1)                                123%
Agency Mortgage Collateral (ARM 5/1)                                123%
Agency Mortgage Collateral (ARM 10/1)                               123%
Mortgage Pass-Through Fixed (15 Year)                               131%
Mortgage Pass-Through Fixed (30 Year)                               134%
    Debt securities of REIT's and other real estate
      companies according to the following corporate bond
      schedule
    Corporate Bonds rated at least AAA                              110%
    Corporate Bonds rated at least AA+                              111%
    Corporate Bonds rated at least AA                               113%
    Corporate Bonds rated at least AA -                             115%
    Corporate Bonds rated at least A+                               116%
    Corporate Bonds rated at least A                                117%
    Corporate Bonds rated at least A -                              118%
    Corporate Bonds rated at least BBB+                             120%
    Corporate Bonds rated at least BBB                              122%
    Corporate Bonds rated at least BBB -                            124%
    Corporate Bonds rated at least BB+                              129%
    Corporate Bonds rated at least BB                               135%
    Corporate Bonds rated at least BB -                             142%
    Corporate Bonds rated at least B+                               156%
    Corporate Bonds rated at least B                                169%
    Corporate Bonds rated at least B -                              184%
    Corporate Bonds rated at least CCC+                             202%
    Corporate Bonds rated at least CCC                              252%
    Corporate Bonds rated at least CCC -                            350%
Master Limited Partnership                                          625%
Cash and Cash Equivalents                                           100%



    The following additional discount factors will be applied to assets of issuers in foreign currencies:



                                                                   CURRENCY
                                                              DISCOUNT FACTOR FOR
                                                                20 BUSINESS DAY
                                                                EXPOSURE RATED
                                                                     'AAA'
                                                                     -----
Australian Dollar...........................................         1.106
British Pound...............................................         1.219
Canadian Dollar.............................................         1.086
Euro........................................................         1.272
Yen.........................................................         1.328
Mexican Peso................................................         3.683
French Franc................................................         1.275
Italian Lira................................................         1.305
Swiss Franc.................................................         1.251
Singapore Dollar............................................         1.070
New Zealand Dollar..........................................         1.170
Swedish Krona...............................................         1.160
Hong Kong Dollar............................................         1.010

    (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if



        (i) the counterparty to the swap transaction has a short-term rating of A-1 or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A - , or equivalent by S&P, or higher.



        (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series.



        (iii) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.



        (iv) If the Fund fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately.



        (v) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Fund's rights will be eligible assets. 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.



        (vi) The Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Fund's obligations with respect to such caps or floors.



    (c) Cash and Cash Equivalents



        (i) Cash and Cash Equivalents and demand deposits in an 'A-1+' rated institution are valued at 100%. 'A-1+' rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in 'A-1+' rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.



        (ii) The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Fund used as 'sweep' vehicles will be 110%. Money Market Funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.



    'S&P Eligible Assets' will mean:



        (A) Deposit Securities;



        (B) U.S. Government Obligations of U.S. Government Agencies;



        (C) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ('Other Debt') and that satisfy all of the following conditions:



           (1) be no more than 10% of total assets may be below a S&P rating of BBB - , or comparable Moody's or Fitch rating, or unrated;



           (2) the remaining term to maturity of such Other Debt will not exceed fifty (50) years;



           (3) such Other Debt must provide for periodic interest payments in cash over the life of the security;



           (4) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Commission;



           (5) which, in the aggregate, have an average duration of not more than 12 years.



        (D) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:



           (1) such evidence of indebtedness is rated at least CCC by S&P; and



           (2) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;



        (E) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ('Agency Mortgage Collateral'). Agency Mortgage Collateral the following conditions apply:



           (1) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;



           (2) Qualifying 'large pool' FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ('ARMs') programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;



           (3) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and



           (4) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.



        (F) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA - ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.



        (G) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:



           1. The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least 'BBB - ', or the preferred issue must be rated at least 'BBB - '.



           2. The issuer -- or if the issuer is a special purpose corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.



           3. The collateral pays cash dividends denominated in U.S. dollars.



           4. Private placement 144A with registration rights are eligible assets.



           5. The minimum market capitalization of eligible issuers is US$100 million.



        Restrictions for floating-rate preferred stock:



           1. Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.



           2. The floating-rate preferred stock may not have been subject to a failed auction.



        Restrictions for adjustable -- or auction-rate preferred stock:



           1. The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

        Concentration Limits:



           1. Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.



           2. Preferred stock rated below B - (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets. For such assets more than 15% of eligible assets, add 3 points to over-collateralization level for each percent of portfolio above 15%.



           3. Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB - .



           4. Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.





        (H) Common Stocks of REITs and Other Real Estate Companies. Common stocks of REITs and Other Real Estate Companies that satisfy all of the following conditions:



           (1) such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of NASDAQ, but excluding '144a' or 'pink sheet' stock not carried in daily newspaper over-the-counter listings;



           (2) the market capitalization of such issuer of common stock exceeds $100 million;



           (3) the issuer of such common stock is not an entity that is treated as a partnership for federal income taxes;



           (4) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Corporation is traded on a recognized national securities exchange or quoted on the National Market System of NASDAQ either directly or in the form of depository receipts.



        Note:



             Add 20 points to the overcollateralization level for common stock that do not meet the requirement of item number 4 above.



             Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.



             Receivables that are due in more than five business days of a valuation date qualify as a Standard & Poor's-eligible asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.



        Escrow Bonds may comprise 100% of the Fund's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. Government Obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. Agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Fund's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.



        With respect to the above, the Fund portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications and S&P Real Estate Industry/Property sectors. For industry concentration, the following sectors represent distinct industry classifications: electric-distribution, electric-integrated, natural gas-distribution, natural gas-integrated and unregulated utilities.

        For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.



        'S&P Exposure Period' will mean the sum of (i) that number of days from the last Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Fund has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Fund has to effect a mandatory redemption under Section 3(a)(ii) of Part I of the Articles Supplementary.



MOODY'S GUIDELINES



    For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ('Moody's Eligible Assets') must be discounted by certain discount factors set forth below ('Moody's Discount Factors'). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.



    The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:





    (a) Preferred stock: The Moody's Discount Factor for taxable preferred stock shall be:



Aaa.........................................................  150%
Aa..........................................................  155%
A...........................................................  160%
Baa.........................................................  165%
Ba..........................................................  196%
B...........................................................  216%
B or Not Rated..............................................  250%



        (i) Rule 144A securities' Discount Factor will be increased by an additional 20%.



        (ii) Because of the size of the DRD market, these preferreds will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.



    (b) Common stock and preferred stock of REITs and Other Real Estate
Companies.



                                                                 DISCOUNT
                                                              FACTOR(1)(2)(3)
                                                              ---------------
Common stock of REITS.......................................       154%
Preferred Stock of REITS
    with Senior Implied Moody's rating......................       154%
    without Senior Implied Moody's rating...................       208%
Preferred stock of Other Real Estate Companies
    with Senior Implied Moody's rating......................       208%
    without Senior Implied Moody's rating...................       250%



---------



(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.



(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.



(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock of an issuer is below $500 million.

    (c) Debt securities of REITs and Other Real Estate Companies and corporate debt securities:



    The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.



                                                MOODY'S RATING CATEGORY
                                           ---------------------------------
TERM TO MATURITY OF DEBT SECURITY(1)       AAA   AA     A    BAA   BA     B    UNRATED(2)
------------------------------------       ---   --     -    ---   --     -    ----------
 1 year or less..........................  109%  112%  115%  118%  137%  150%     250%
 2 years or less (but longer than 1
  year)..................................  115   118   122   125   146   160      250
 3 years or less (but longer than 2
  years).................................  120   123   127   131   153   168      250
 4 years or less (but longer than 3
  years).................................  126   129   133   138   161   176      250
 5 years or less (but longer than 4
  years).................................  132   135   139   144   168   185      250
 7 years or less (but longer than 5
  years).................................  139   143   147   152   179   197      250
10 years or less (but longer than 7
  years).................................  145   150   155   160   189   208      250
15 years or less (but longer than 10
  years).................................  150   155   160   165   196   216      250
20 years or less (but longer than 15
  years).................................  150   155   160   165   196   228      250
30 years or less (but longer than 20
  years).................................  150   155   160   165   196   229      250
Greater than 30 years....................  165   173   181   189   205   240      250



---------



(1) The Moody's Discount Factors presented in the immediately preceding table will also apply to Moody's Eligible Assets that are FHLB, FNMA and FFCB Debentures and to rated TRACERs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER.



(2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P and Fitch, the Corporation will use the percentage set forth under 'Unrated' in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.



(3) The Moody's Discount Factors for debt securities shall also be applied to any derivative transaction, in which case the rating of the counterparty shall determine the appropriate rating category.



    (d) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.



    (e) U.S. Government Securities and U.S. Treasury Strips:



                                              U.S. GOVERNMENT SECURITIES   U.S. TREASURY STRIPS
REMAINING TERM TO MATURITY                         DISCOUNT FACTOR           DISCOUNT FACTOR
--------------------------                         ---------------           ---------------
 1 year or less.............................             107%                      107%
 2 years or less (but longer than 1 year)...             113                       115
 3 years or less (but longer than 2
  years)....................................             118                       121
 4 years or less (but longer than 3
  years)....................................             123                       128
 5 years or less (but longer than 4
  years)....................................             128                       135
 7 years or less (but longer than 5
  years)....................................             135                       147
10 years or less (but longer than 7
  years)....................................             141                       163
15 years or less (but longer than 10
  years)....................................             146                       191
20 years or less (but longer than 15
  years)....................................             154                       218
30 years or less (but longer than 20
  years)....................................             154                       244



    (f) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be

120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.



    (g) Convertible Securities:



        (i) Equity -- the convertible securities is this group would have a percentage change in convertible price divided by the percentage change in the underlying stock price (a 'delta') that ranges between 1 - .8. For investment grade bonds the Moody's Discount Factor would be 195% and for below investment grade securities the discount factor would be 229%.



        (ii) Total Return -- the convertible securities in this group would have a delta that ranges between .8 - .4. For investment grade bonds the Moody's Discount Factor would be 192% and for below investment grade securities the discount factor would be 226%.



        (iii) Yield Alternative -- the convertible securities in this group would have a delta that ranges between .4 - 0. For this category the Moody's Discount Factors used are based on Moody's rating for corporate debt securities table.



        (iv) Any unrated convertible security would receive a discount factor of 250%.



        (v) Upon conversion to common stock, the Moody's Discount Factors applicable to common stock will apply.



    (h) Where the Corporation sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Corporation is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Corporation purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Corporation thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.



    (i) Moody's Discount Factor applied to securities denominated in foreign currencies: The currency discount factors set forth below are to be multiplied by the Moody's Discount Factors of the Moody's Eligible Asset to determine the ultimate discount factor for the Moody's Eligible Asset.



                                                                 CURRENCY
                                                                 DISCOUNT
FOREIGN CURRENCY(1)                                               FACTOR
-------------------                                               ------
Canadian Dollar.............................................      1.07%
Euro........................................................      1.11%
British Pound...............................................      1.15%
Japanese Yen................................................      1.16%
Australian Dollar...........................................      1.13%
Hong Kong Dollar............................................      1.00%
Singapore Dollar............................................      1.10%
New Zealand Dollar..........................................      1.10%
Swedish Krona...............................................      1.10%



---------



(1) If the Corporation invests in a security denominated in a currency other than that found in the table above the Corporation will contact Moody's to obtain the applicable currency discount factor.



    'Moody's Eligible Assets' means:



        (a) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies.



           (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications (`Moody's Sector Classifications') listed below and of which no more than 35% may constitute a single such classification;

       (B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and



        (b) Rated debt securities issued by an issuer other than a REIT or Other Real Estate Company; and Unrated debt securities issued by an issuer other than a REIT or Other Real Estate Company which: (A) has not filed for bankruptcy within the past year; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody's Eligible Assets;



        (c) In addition, portfolio holdings of debt securities and preferred stock of issuers that are not REITs or Other Real Estate Companies must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:



                                        MAXIMUM SINGLE   MAXIMUM SINGLE    MINIMUM ISSUE SIZE
RATINGS(1)                              ISSUER(2),(3)    INDUSTRY(3),(4)   ($ IN MILLION)(5)
----------                              -------------    ---------------   -----------------
Aaa...................................       100%              100%               $100
Aa....................................        20                60                 100
A.....................................        10                40                 100
Baa...................................         6                20                 100
Ba....................................         4                12                  50(6)
B1 - B2...............................         3                 8                  50(6)
B3 or below...........................         2                 5                  50(6)



---------



(1) Refers to the preferred stock and senior debt rating of the portfolio holding.



(2) Companies subject to common ownership of 25% or more are considered as one issuer.



(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.



(4) Industries are determined according to Moody's Industry Classifications, as defined herein.



(5) Except for preferred stock, which has a minimum issue size of $50 million.



(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Corporation's total assets.



        (d) Interest rate swaps entered into according to International Swap Dealers Association (`ISDA') standards if (A) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody's or A-1 by S&P or Fitch or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A+ or higher by S&P or Fitch; (B) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued; (C) the interest rate swap transaction will be marked-to-market daily; (D) an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and (E) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount;



        (e) Futures contracts and forward contracts on currencies, indices, U.S. Treasury securities and other items authorized in writing by Moody's, traded on an exchange or entered into with a counterparty with a rating permissible under clause (c) above;



        (f) U.S. Treasury Securities and Treasury Strips (as defined by Moody's); Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P or Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria. In addition, Moody's rated 2a-7 money market funds are also eligible investments;



        (g) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (2)(i) with counterparties having a Moody's long-term debt rating of at least Baa3 or (ii) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1;



        (h) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria; and



        (i) Rule 144A Securities. Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Corporation will not affect the status of such asset as a Moody's Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Corporation by its investment manager or portfolio manager, the Corporation's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement, or (ii) has been segregated against the negative mark to market obligations of the Corporation in connection with an outstanding derivative transaction.


                                    TAXATION


    Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.



TAXATION OF THE FUND



    The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code.



    To qualify for the favorable U.S. Federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's managed assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its managed assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year.



    The American Jobs Creation Act of 2004 (the 'Act') provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a 'qualified publicly traded partnership,' as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company's managed assets may be invested in the securities of one or more qualified publicly traded partnerships. The Act also provides that the separate treatment for publicly traded partnerships under the passive activity rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.



    As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described above) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no Federal income tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.



    If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its stockholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary income. Such distributions generally would be eligible
(i) to be treated as qualified dividend income in the case of individual stockholders and (ii) for the DRD in the case of corporate stockholders.



DISTRIBUTIONS



    Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. Federal income tax purposes. Such dividends generally will, except in the case of qualified dividend income and capital gain dividends described below, be taxable to a U.S. stockholder as ordinary income to the extent of the Fund's earnings and profits. If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may be eligible for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (i.e. generally dividends paid by certain U.S. corporations and 'qualified foreign corporations') will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. A foreign corporation is a 'qualified foreign corporation' if it is
(1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A 'qualified foreign corporation' does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.



    Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a stockholder as long-term capital gains, regardless of how long the stockholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.



    A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder's basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.



    Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.



    The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will

(i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.



    Stockholders will be notified annually as to the U.S. federal tax status of distributions.



    Although the Fund may realize tax-exempt income on certain investments, it will generally be unable to pass through to its stockholders the tax-exempt nature of that income.



SALE OR EXCHANGE OF FUND SHARES



    Upon the sale or other disposition of shares of the Fund which a stockholder holds as a capital asset, such stockholder may realize a capital gain or loss which will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2008.



    Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the stockholder (or amounts designated as undistributed capital gains) with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.



NATURE OF FUND'S INVESTMENTS



    Certain of the Fund's investment practices are subject to special and complex Federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.



ORIGINAL ISSUE DISCOUNT SECURITIES



    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of Federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.



    The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares and the Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and the Preferred Shares. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the Preferred Shares distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.



INVESTMENT IN NON-U.S. SECURITIES



    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund's managed assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to 'pass through' to the Fund's stockholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each stockholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual stockholder who does not itemize deductions. In certain circumstances, a stockholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for 'creditable' taxes to flow-through. Each stockholder should consult his own tax adviser regarding the potential application of foreign tax credits.



PASSIVE FOREIGN INVESTMENT COMPANY



    If the Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. However, the Fund will be unable to make a QEF election unless certain information is received from the PFIC, and there can be no assurance the PFIC will provide such information. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.



FOREIGN CURRENCY TRANSACTIONS



    Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.



INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER



    The Fund may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.



INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS



    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, and may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders
(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and
(iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Investment Manager and Subadvisor do not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.



BORROWINGS



    If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.



BACKUP WITHHOLDING



    The Fund may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

FOREIGN STOCKHOLDERS



    U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a 'foreign stockholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the stockholder.



    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder (see 'Taxation -- Investment in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions. However, under the Act, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.



    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See
'Taxation -- Backup Withholding' above. Under the Act, distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations which may include certain REITs and certain REIT capital gain dividends) will generally cause the non-U.S. stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States and subject to the rules described for income effectively connected below. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. stockholder to file a U.S. federal income tax return. This provision generally applies to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.



    Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder's shares of the Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign stockholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign stockholder actually or constructively held more than 5% of the shares of the Fund, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. stockholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares to be credited against the foreign stockholder's U.S. Federal income tax liability on such disposition. Pursuant to the Act, the term 'U.S. real property interest' does not include any interest in a 'domestically-controlled' regulated investment company. Thus, the sale of stock by a foreign stockholder in a domestically-controlled regulated investment company generally will not be subject to U.S. Federal income tax. A domestically-controlled regulated investment company is any regulated investment company in which at all times during the testing period described above, 50% or more in value of the stock was owned by U.S. persons. This provision generally would apply after December 31, 2004 and before January 1, 2008. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.



    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.



    The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.



TAX SHELTER REPORTING REGULATIONS



    Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. In addition, pursuant to the Act, significant penalties may be imposed upon the failure to comply with the tax shelter reporting rules. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.



OTHER TAXATION



    Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                            PERFORMANCE INFORMATION

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to stockholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                    P(1 + T)'pp'n = ERV

  Where: P =  a hypothetical initial payment of $1,000

         T =  average annual total return

         n =  number of years

       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                   = 2[(a-b + 1)'pp'6  -  1]
                        ---
                         cd

  Where: a =  dividends and interest earned during the period,

         b =  expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

    In reports or other communications to stockholders of the Fund or in advertising materials, the Fund may compare its performance with that of
(i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the 30 same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

    Marketing materials for the Fund may make reference to other closed-end investment companies for which the Investment Manager serves as investment adviser and for which the Subadvisor serves as subadvisor. The past performance of any other Cohen & Steers Fund is not a guarantee of future performance for the Fund.

           COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Simpson Thacher & Bartlett LLP serves as counsel to the Fund, and is located
at 425 Lexington Avenue, New York, New York 10017-3909.                   has
been appointed as independent registered public accounting firm for the Fund.
The statement of assets and liabilities of the Fund as of            , 2005
included in this Statement of Additional Information has been so included in
reliance on the report of                        , independent registered public
accounting firm, given on the authority of said firm as experts in auditing and accounting.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Stockholder and Board of Directors of COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.:



In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Cohen & Steers
Worldwide Realty Income Fund, Inc. (the 'Fund') at            , 2005, in
conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with standards accepted in the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



New York, New York
           , 2005

       COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.
    STATEMENT OF ASSETS AND LIABILITIES AS OF               , 2005

Assets:
    Cash....................................................  $100,275
                                                              --------
        Total Assets........................................  $100,275
Liabilities
        Total Liabilities...................................        --
                                                              --------
Net Assets applicable to 5,250 shares of $.001 par value
  common stock outstanding..................................  $100,275
                                                              --------
                                                              --------
Net asset value per Common Shares outstanding ($100,275
  divided by 5,250 Common shares outstanding)...............  $  19.10
                                                              --------
                                                              --------


NOTES TO FINANCIAL STATEMENT

NOTE 1: ORGANIZATION


    Cohen & Steers Worldwide Realty Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 16, 2004 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock
('Shares') under the Securities Act of 1933, and the sale of     shares
('Initial Shares') for $      to Cohen & Steers Capital Management, Inc. (the
'Investment Manager'). The proceeds of such Initial Shares in the Fund were invested in cash. There are 100,000,000 shares of $0.001 par value common stock authorized.



    Cohen & Steers Capital Management, Inc. has agreed to pay all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $0.04 per Common Share. The total offering costs of the
Fund are expected to be approximately $         of which the Fund is expected to
bear $      .


NOTE 2: ACCOUNTING POLICIES

    The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 3: INVESTMENT MANAGEMENT, SUB-ADVISORY AND ADMINISTRATION AGREEMENTS


    The Fund has entered into an Investment Management Agreement with the Investment Manager, under which the Investment Manger will provide general investment advisory and adminstrative services for the Fund. In addition, the Investment Manager is responsible for the supervision and ongoing monitoring of Houlihan Rovers S.A., the Fund's subadvisor ('Subadvisor'). For providing these services and facilities and for bearing the related expenses, the Investment Manager will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.95% of the average daily managed assets. Managed asset value is the net asset value of the Common Shares plus the liquidation preference of the Preferred Shares and the principal amount of any borrowings used for leverage.



    In addition to the reimbursement of organization and offering costs discussed in Note 1, the Investment Manager has contractually agreed to waive a portion of its fees and expenses for the first four years of the Fund's operations. The Investment Manager has agreed to waive 0.45% of average daily managed assets (which includes the liquidation preference of the Preferred Shares and the principal amount of any Borrowing used for leverage) for the first two years of the Fund's operations, 0.30% of average daily managed assets in year three and 0.15% of average daily managed assets in year four. The Investment Manager will not reimburse the Fund for any portion of its fees beyond March 31, 2009.



    Houlihan Rovers S.A, has been retained as Subadvisor and is responsible for managing the Fund's investments in certain non-U.S. real estate securities. For its services under the Sub-advisory Agreement between the Investment Manager and the Subadvisor, the Investment Manager (not the Fund) pays the Subadvisor a monthly fee at the annual rate of 0.10% of the average daily managed assets of the Fund for the first two years of the Fund's operations, 0.15% of average daily managed assets in year three, 0.20% of average daily managed assets in year four and 0.25% of average daily managed assets thereafter. The Investment Manager's parent company owns 50% of the capital stock of the Subadvisor.


    The Fund has entered into an Administration Agreement with the Investment Manager under which the Investment Manager performs certain administrative functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.


    For its services under the Administration Agreement, the Advisor receives a monthly fee from the Fund at the annual rate of .06% of the Fund's average daily managed assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the aggregate average net assets of all the funds in the Cohen & Steers fund complex at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.4 billion, with a minimum fee per fund of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers complex to State Street Bank is computed by multiplying the monthly average net assets of all the funds by each break point in the above schedule. For those funds with preferred stock outstanding, the monthly average net assets will be adjusted by the monthly average liquidation value of the preferred stock. The Fund is then responsible for its pro rata amount of the aggregate administration fee.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

    Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

    'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'BB,' 'B,' 'CCC,' 'CC,' and 'C' -- Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

    'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

    'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

    'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well-established industries.

        High rates of return on funds employed.

        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B

                             ARTICLES SUPPLEMENTARY


               COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.
            Articles Supplementary Creating And Fixing The Rights of
                           Series    Preferred Shares


                 [                                           ]

                                     PART C


                               OTHER INFORMATION


ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1) Financial Statements


    Part A -- Financial highlights, for the period March   , 2005
              through             , 2005 (unaudited)
    Part B -- Report of Independent Auditors
           -- Statement of Assets and Liabilities, as of
                         , 2005 (unaudited)
           -- Schedule of Investments, as of             , 2005
           -- Statement of Assets and Liabilities, as of
                         , 2005 (unaudited)
           -- Statement of Operations, for the period             ,
              2005 through             , 2005 (unaudited)
           -- Statement of Changes in Net Assets Applicable to
              Preferred Shares, for the period             , 2005
              through             , 2005 (unaudited)



    All other financial statements, schedules and historical financial information are omitted because the conditions requiring their filing do not exist.


2) Exhibits


(a)  -- (i) Articles of Incorporation'D'
     -- (ii) Articles of Amendment of Articles of
        Incorporation'D''D'
(b)  -- By-Laws'D'
(c)  -- Not Applicable
(d)  -- Form of Specimen Share Certificate'D''D''D'
     -- (ii) Form of Articles Supplementary creating Preferred
        Shares
     -- (iii) Agreement to Waive Investment Management Fees
(e)  -- See Exhibit 2(k)(i)
(f)  -- Not Applicable
(g)  -- (i) Form of Investment Management Agreement'D''D''D'
     -- (ii) Form of Sub-advisory Agreement'D''D''D'
     -- (iii) Agreement to Waive Investment Management
        Fees'D''D''D'
(h)  -- Form of Underwriting Agreement'D''D''D'
(i)  -- Not Applicable
(j)  -- Form of Custodian Agreement'D''D''D'
(k)  -- (i) Form of Stock Transfer Agency Agreement'D''D''D'
     -- (ii) Form of Administration Agreement between the Fund
        and the Investment Manager'D''D''D'
     -- (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company'D''D''D'
(l)  -- (i) Opinion and Consent of Simpson Thacher & Bartlett
        LLP'D''D''D'
     -- (ii) Opinion and Consent of Venable LLP'D''D''D'
(m)  -- Not Applicable
(n)  -- Consent of Independent Registered Public Accounting Firm
(o)  -- Not Applicable
(p)  -- Form of Investment Representation Letter'D''D''D'
(q)  -- Not Applicable
(r)  -- (i) Code of Ethics of the Fund and Investment
        Manager'D''D''D'
     -- (ii) Code of Ethics of Subadvisor'D''D''D'
(s)  -- Powers of Attorney'D''D''D'


                                                        (footnotes on next page)

(footnotes from previous page)


         'D' Incorporated by reference to the Fund's Registration Statement
             (File Nos. 333-116581 and 811-21595), filed on June 17, 2004.



      'D''D' Incorporated by reference to Amendment No. 1 to the Fund's
             Registration Statement (File Nos. 333-116581 and 811-21595), filed on February 11, 2005.



   'D''D''D' Incorporated by reference to Amendment No. 2 to the Fund's
             Registration Statement (File Nos. 333-116581 and 811-21595), filed on February 23, 2005.



'D''D''D''D' Incorporated by reference to Amendment No. 3 to the Fund's
             Registration Statement (File Nos. 333-116581 and 811-21595), filed on March 10, 2005.



   * Filed herewith.


ITEM 26. MARKETING ARRANGEMENTS

    See Exhibit 2(h).

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:


SEC Registration fees.......................................
Printing and engraving expenses*............................
Auditing fees and expenses*.................................
Legal fees and expenses*....................................
S&P and Moody's Initial Costs...............................
Miscellaneous*..............................................
                                                              --------
    Total*..................................................  $
                                                              --------
                                                              --------


---------

* Estimated.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES


                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Shares, par value $.001 per share....................
Series    Preferred Shares, par value $.001 per share.......


ITEM 30. INDEMNIFICATION

    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Articles of Incorporation, and Article VIII of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its stockholders is set forth in Section 5 of the Investment Management Agreement. The liability of Houlihan Rovers S.A., the Registrant's subadvisor (the 'Subadvisor'), for any loss suffered by the Registrant or its stockholders is as set forth in Section 3 of the Sub-advisory Agreement.

    The Registrant has agreed to indemnify the Underwriters of the Registrant's common stock to the extent set forth in Exhibit 2(h).

    Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the

Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER AND SUBADVISOR

    The descriptions of the Investment Manager and Subadvisor under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this registration statement are incorporated by reference herein.

    The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

                      NAME                                               TITLE
                      ----                                               -----
Robert H. Steers................................  Co-Chairman and Co-Chief Executive Officer,
                                                  Director
Martin Cohen....................................  Co-Chairman and Co-Chief Executive Officer,
                                                  Director
Joseph M. Harvey................................  President
Adam M. Derechin................................  Chief Operating Officer
John J. McCombe.................................  Executive Vice President
Douglas R. Bond.................................  Executive Vice President
James S. Corl...................................  Executive Vice President
Lawrence B. Stoller.............................  Executive Vice President and General Counsel
William F. Scapell..............................  Senior Vice President
Jay J. Chen.....................................  Senior Vice President
William J. Frischling...........................  Senior Vice President
Victor M. Gomez.................................  Senior Vice President and Chief Financial Officer
Rahul Bhattacharjee.............................  Vice President and Director of Investment Research
Terrance R. Ober................................  Vice President
Anthony Dotro...................................  Vice President
Robert Tisler...................................  Vice President
Mark Freed......................................  Vice President
Norbert Berrios.................................  Vice President
John E. McLean..................................  Vice President and Associate General Counsel
Salvatore Rappa.................................  Vice President and Associate General Counsel
David Oakes.....................................  Vice President
Thomas Bohjalian................................  Vice President
Hoyt Peters.....................................  Vice President
Sandra Morgan...................................  Vice President
Ben Morton......................................  Vice President
Pascal van Garderen.............................  Vice President
Elaine Zaharis-Nikas............................  Vice President
Frank Zukowski..................................  Vice President
Blair Lewis.....................................  Vice President
Scott Collins...................................  Vice President
Rizaldi Santiago................................  Controller

    Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

    Cohen & Steers Advantage Income Realty Fund, Inc.

    Cohen & Steers Dividend Majors Fund, Inc.

    Cohen & Steers Institutional Realty Shares Fund, Inc.


    Cohen & Steers International Realty Fund, Inc.


    Cohen & Steers Premium Income Realty Fund, Inc.

    Cohen & Steers Quality Income Realty Fund, Inc.

    Cohen & Steers Realty Focus Fund, Inc.

    Cohen & Steers Realty Income Fund, Inc.

    Cohen & Steers Realty Shares Fund, Inc.

    Cohen & Steers REIT and Preferred Income Fund, Inc.

    Cohen & Steers REIT and Utility Income Fund, Inc.

    Cohen & Steers Select Utility Fund, Inc.

    Cohen & Steers Total Return Realty Fund, Inc.

    Cohen & Steers Utility Fund, Inc.

    Cohen & Steers VIF Realty Fund, Inc.

    American Skandia Trust -- AST Cohen & Steers Realty Portfolio

    The following is a list of the Directors and Officers of the Subadvisor. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

                    NAME                                           TITLE
                    ----                                           -----
W. Joseph Houlihan...........................  Managing Director
Gerios J.M. Rovers...........................  Managing Director
Robert H. Steers.............................  Director
Martin Cohen.................................  Director

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

ITEM 33. MANAGEMENT SERVICES

    Not applicable.

ITEM 34. UNDERTAKINGS

    (1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable.

    (3) Not applicable.

    (4) Not applicable.

    (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the registration statement as of the time it was declared effective.

    Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

    (6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 24th day of March 2005.


                                          COHEN & STEERS WORLDWIDE REALTY
                                          INCOME FUND, INC.

                                          By:        /s/ ROBERT H. STEERS
                                              ..................................
                                                      ROBERT H. STEERS
                                                          CHAIRMAN

    Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to this registration statement has been signed below by the following persons in the capacities and on the date indicated.


By:          /s/ MARTIN COHEN               President, Treasurer and Director       March 24, 2005
    ......................................
             (MARTIN COHEN)

By:     /s/ ROBERT H. STEERS                Director, Chairman and Secretary        March 24, 2005
    ......................................
            (ROBERT H. STEERS)

By:               *                         Director                                March 24, 2005
    ......................................
              (BONNIE COHEN)

By:               *                         Director                                March 24, 2005
    ......................................
            (GEORGE GROSSMAN)

By:               *                         Director                                March 24, 2005
    ......................................
            (RICHARD E. KROON)

By:               *                         Director                                March 24, 2005
    ......................................
           (RICHARD J. NORMAN)

By:               *                         Director                                March 24, 2005
    ......................................
             (FRANK K. ROSS)

By:               *                         Director                                March 24, 2005
    ......................................
          (WILLARD H. SMITH JR.)

By:               *                         Director                                March 24, 2005
    ......................................
          (C. EDWARD WARD, JR.)

*By:          /s/ MARTIN COHEN
    ......................................
               MARTIN COHEN
             ATTORNEY-IN-FACT

                         STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as................... 'r'
The dagger symbol shall be expressed as................................. 'D'
The double dagger symbol shall be expressed as.......................... 'DD'
Characters normally expressed as superscript shall be preceded by....... 'pp'